UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2013

Date of reporting period:  February 28, 2013

Item 1. Reports to Stockholders.

ORINDA FUNDS

Annual Report
February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund
Class A Shares – OHEAX
Class I Shares – OHEIX

Orinda SkyView Macro Opportunities Fund
Class A Shares – OMOAX
Class I Shares – OMOIX

Table of Contents

Message from the President	3
Performance Overview	5
Commentary	11
Orinda SkyView Multi-Manager Hedged Equity Fund
Sector Allocation of Portfolio Assets	22
Schedule of Investments	23
Schedule of Securities Sold Short	32
Schedule of Options Written	38
Schedule of Open Futures Contracts	38
Orinda SkyView Macro Opportunities Fund
Sector Allocation of Portfolio Assets	39
Schedule of Investments	40
Schedule of Securities Sold Short	46
Schedule of Futures Contracts	48
Financial statements
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets
Orinda SkyView Multi-Manager Hedged Equity Fund	54
Orinda SkyView Macro Opportunities Fund	56
Statement of Cash Flows
Orinda SkyView Multi-Manager Hedged Equity Fund	58
Orinda SkyView Macro Opportunities Fund	59
Financial Highlights
Orinda SkyView Multi-Manager Hedged Equity Fund	60
Orinda SkyView Macro Opportunities Fund	62
Notes to the Financial Statements	64
Report of Independent Registered Public Accounting Firm	81
Expense Example	82
Notice to Shareholders	84
Management	85
Approval of Investment Advisory and Sub-Advisory Agreements
Orinda SkyView Multi-Manager Hedged Equity Fund	87
Approval of Investment Sub-Advisory Agreement
Orinda SkyView Macro Opportunities Fund	90
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report information for the Orinda Funds for the fiscal period ended February 28, 2013.

Our Funds seek to provide attractive long-term risk-adjusted returns across the range of market environments and are designed to help investors diversify a traditional long only stock and bond portfolio.

For decades, institutional investors have included alternative investment strategies in their investment portfolios; for most mutual fund investors, access to institutional-caliber alternative strategies has been limited. Orinda Asset Management, LLC was formed to bring alternative investment strategies to the professional advisor community in a user-friendly, cost-efficient structure by employing independent sub-advisors to manage our mutual funds offering daily liquidity.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

ORINDA SKYVIEW MULTI-MANAGER HEDGED EQUITY FUND

The Orinda SkyView Multi-Manager Hedged Equity Fund seeks to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices

The Fund’s performance for the fiscal year ended February 28, 2013, as well as the performance for the S&P 500® Index, Russell 2000® Index and HFRX Equity Hedge Index for this same period, is shown in the table below.

ORINDA SKYVIEW MULTI-MANAGER HEDGED EQUITY FUND
		Since Inception
Returns as of 2/28/13	1 yr.	(3/31/11)
PERFORMANCE AT NAV without sales charge
A share	0.04%	0.92%
I share	0.35%	1.23%

S&P 500® Index	13.46%	9.62%
Russell 2000® Index	14.02%	5.58%
HFRX Equity Hedge Index	5.15%	-9.13%
PERFORMANCE AT MOP includes maximum sales charge
A share	-4.97%	-1.76%

Fund Expense Caps* as of 6/28/12:  A share 2.95%; I share 2.64%.  Expense Ratio as of 6/28/12:  A share 3.95% net (4.43% gross); I share 3.65% net (4.19% gross).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for 60 days or less. If it did, total return would be reduced. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

*
The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.05%, interest, taxes, interest and dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.95% and 2.64% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 28, 2013, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

This Fund is designed to provide a conservative method for investors to access the equities market, and over the long-term achieve equity market-like returns with less volatility. Conservative positioning throughout the fiscal year, along with a challenging summer period, contributed to the performance of the Fund being at the lower end of our expectations and underperforming its benchmarks. During the three-month period from June 1st – August 31st of 2012, the S&P 500 index returned approximately 7.9% and the Russell 2000® Index returned 6.9%, while the Fund generated a return of 0.25%. The underperformance of the Fund during this period of strong equity returns contributed to the bulk of the underperformance over the fiscal year. It is during periods of sharp up movements such as this that the Fund’s performance tended to lag. In addition, managers were not particularly rewarded for stock picking during this environment, and underperformed primarily in the Healthcare and Technology sectors. Sectors that contributed positively to the Fund’s performance include Financials and Consumer Discretionary.  It is important to understand that the Fund is not managed to a benchmark; however, we monitor its comparative performance to these, as well as other measures, both on a relative as well as risk-adjusted basis.

The Fund also did meet our risk expectations for volatility (standard deviation of returns) and drawdown (peak to trough).

Source:  Orinda Asset Management

As of February 28, 2013, the Fund’s beta to the S&P 500® Index was approximately 0.51, with 84.1% gross long, 30.4% gross short, for a 53.7% net long invested posture.

The composition of the portfolio remains well diversified across industry sectors, as well as by holdings; the top 10 long positions comprised 11.3% of the Fund, and the top ten short holdings were 7.5%.

On an attribution basis, the Fund received a positive contribution from its long holdings while the short holdings detracted from the Fund’s returns over the fiscal year.  Long positions gained over 11.5% (all numbers are gross of fees), and contributed 9.2% to Fund performance.  The Financials and Consumer Discretionary sectors were the most significant contributors.  Information Technology was the only sector that detracted significantly from long performance.  Short positions lost approximately 12%, and detracted 4.5% from the Fund’s overall return.  Energy was the only sector that had positive contribution on the short side, while Health Care shorts were the primary detractor.

Net exposure of the Fund over the previous year ranged from approximately 40% net long to 57% net long, highlighting the prudent positioning of the sub-advisers given the cross-currents in the market.  While our sub-advisors remain cautious, especially given the tail-risks of various macro outcomes, each believes it is an environment where there will be winners and losers to choose from in a world with tepid growth.

PORTFOLIO CHARACTERISTICS as of 2/28/13		EXPOSURE as of 2/28/13
Number of Long holdings*	242	Long	84.09%
Number of Short holdings*	138	Short	30.35%
Top 10 Long holdings (% of net assets)	11.32%	Gross**	114.44%
Top 10 Short holdings (% of net assets)	-7.54%	Net	53.73%

*	Does not include Futures and Options positions.
**	Gross exposure is calculated by adding the percentage of the Fund’s capital invested in long holdings to the percentage of the Fund’s capital in short positions.

SECTOR EXPOSURE as of 2/28/13

Fund holdings and/or sector allocations are subject to change and are not recommendations to buy or sell any security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	ETFs and Options are not GICS sectors.

Given the current market environment, we believe the Fund is well positioned to provide an opportunity for competitive risk-adjusted returns and reduced volatility when compared to traditional broad-based equity market indices.

ORINDA SKYVIEW MACRO OPPORTUNITIES FUND

The Orinda SkyView Macro Opportunities Fund  seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

The Fund’s performance for the fiscal period of April 30, 2012 through February 28, 2013, as well as the performance for the BoA Merrill Lynch 3-month Treasury Bill Index for this same period, is shown in the table below.

ORINDA SKYVIEW MACRO OPPORTUNITIES FUND
		Since Inception
Returns as of 2/28/13	3 mos.	(4/30/12)
PERFORMANCE AT NAV without sales charge
A share	-1.10%	0.96%
I share	-1.02%	1.20%

BoA Merrill Lynch 3-month Treasury Bill Index	0.02%	0.10%
PERFORMANCE AT MOP includes maximum sales charge
A share	-6.03%	-4.10%

Fund Expense Caps* as of 4/30/12:  A share 2.96%; I share 2.66%.  Expense Ratio as of 4/30/12:  A share 2.98% net (3.32% gross); I share 2.68% net (3.02% gross).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total return would be reduced. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

*
The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.01%, interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.96% and 2.66% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 30, 2013, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

The Fund seeks to achieve long-term returns exhibiting low to moderate correlation to traditional risk factors like equities and interest rates, and thereby provide diversification benefits to investor portfolios comprised of these traditional risk factors.

The Fund seeks to achieve this goal by allocating to a select group of specialized sub-advisors that implement thematic fundamental as well as systematic investment processes seeking to identify and profit from global dislocations across asset classes (both long and short).

The Fund’s strategy is highly opportunistic seeking to exploit changes in the macroeconomic landscape through equity, bond, currency and futures markets. Therefore, the Fund’s risk exposures to traditional asset classes will likely change over time as opportunities change and no persistent, long-term risk factor will be maintained. We believe that the Fund’s flexible and opportunistic structure will produce portfolio characteristics distinctly different from more typical equity, bond, or global allocation strategies.

Some of the themes that the Fund pursued during its initial fiscal period include:

•	Global Leverage, Competitive Currency Devaluation, and Global Quantitative Easing

•	New Energy Resources and Changing Industry Dynamics

•	China Infrastructure Overbuild and Slowdown

•	Emerging Consumer Class in Developing Countries

More details regarding these themes are included in the Year-End Commentary section of this report.

Since its inception on April 30th, 2012, through the end of the fiscal period on February 28, 2013, the Fund, as represented by its Class A shares, returned 1.00% (without the impact of sales charges), vs. the BofA Merrill Lynch 3-month Treasury Bill Index which returned 0.07%.  It is important to understand that the Fund is not managed to a benchmark; however, we monitor its comparative performance to these, as well as other measures, both on a relative as well as risk-adjusted basis.

Positive performance contribution to the portfolio came from shorting currencies like the Japanese Yen as more countries engage in competitive currency devaluations. The Yen short was related to that country’s efforts to battle deflation. Another theme that contributed positively was new energy resources, as our sub-advisors were able to profit from longs as well as shorts across refiners as well as energy production and services companies.  A couple of the themes that negatively impacted performance were long precious metals like gold and silver as well short companies related to China infrastructure. Most of this occurred during the last quarter of 2012.

We believe that the Fund performed well during a period that proved quite difficult for many macro related strategies. The returns throughout the period exhibited a low beta to traditional equity and fixed income indexes.

The Fund remains well diversified across risk exposures and by the end of the year our sub-advisors have increased their equity risk exposure relative to where it was earlier in 2012.

ASSET CLASS EXPOSURE as of 2/28/13

Source:  Orinda Asset Management

PORTFOLIO CHARACTERISTICS		RISK ANALYSIS (since inception)
as of 2/28/13		as of 2/28/13

Number of Long holdings	163	Beta vs. S&P 500 Index	0.14
Number of Short holdings	36	Beta vs. MSCI World Index	0.12
		Beta vs. Barclays Capital U.S.
		Aggregate Bond Index	-0.28

		Risk measures apply to Class A shares only.

CORRELATION as of 2/28/13
		MSCI	Barclays Capital U.S.
	S&P 500	World Index	Aggregate Bond Index
OMOAX	0.50	0.42	-0.17

We believe that global fiscal and monetary policies will lead to periods of greater dislocations across asset classes during the coming year and beyond. We expect periods of heightened volatility across asset classes, with phases of both strong and weak equity market returns.  We have confidence that our stable of experienced Macro managers have the skills to generate attractive long-term returns with the potential for low sensitivity to traditional equity and fixed-income indices.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick	Steven Turi
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	SkyView Investment Advisors

COMMENTARY

During the past year, we experienced increased optimism that the bottom in housing seems to be occurring and that we were experiencing “the beginning of the beginning” of the housing recovery.  Normally both autos and housing play an important part in bringing the economy off the bottom.  In the past, an important reason for our cautionary economic outlook reflected the absence of one of the two agents—housing—that brings life to an economic recovery.  With housing showing signs of life, we believe the odds favor upside risk to the current economic forecasts.  If, as we expect, this proves to be the case, investors will shift to greater focus on sector rotation to take advantage of the strengthening economic expansion.

All in all, a more normal economic cycle combined with investors more focused on micro rather than macro issues should put greater emphasis on stock selection.  This conclusion does not mean that we are blind to potential future macro events that could affect financial markets.  The uncertainties include gridlock in Washington and unsettling events in the Middle East particularly concerning Iran, Syria and Egypt.  In addition, the euro zone did not resolve the key issue it faces—centralized fiscal management—which will come back to haunt that region.

As the near-term economic cycle evolves, adjustments made in U.S. industries make us optimistic about the future long-term economic outlook.  These changes reflect the harnessing of technological change by private industry in energy, automotive —surprisingly as well as a broad array of applications to information and media delivery.  As a result, we expect equities to prove to be more attractive long term than fixed income securities.

Currencies; mine is worth less than yours.  The efforts by most mature economies to gain a competitive advantage using currency devaluations marks one disturbing change in the global economic outlook.  The election in Japan added the third largest economy to this list.  How will Korea protect Samsung and Hyundai against its rivals in Japan?  Will the European Central Bank be forced to weaken the euro to help their major auto makers?  Ultimately, competitive devaluations will probably not spark economic growth, but could prove to be destructive to the global economies if these efforts last for some time.  With the developed economies devaluing the intrinsic value of their currencies, in a low interest rate environment, gold is being considered for some portion of investor portfolios.

What might be key measures to predict future inflationary increases?  Since wage costs comprise the most important influence on inflation, the recent high levels of unemployment lowered inflationary pressures.  At the same time, corporate profits benefitted from the lack of wage pressures.

A reversal of these trends will provide an important indicator that the rate of inflation will likely increase.  It will give Federal Reserve (the “Fed”)  hawks the ammunition needed to call for a pull back in QE “Forever”.  At the same time, with the economy still showing modest growth, the timing of this future reversal remains the key call.

What about equities if the Fed ends its QE “Forever” policies and raises short-term interest rates?  Certainly such a change would signal the Fed’s confidence that the economy has finally moved into a sustained expansionary phase.  This could lead investors to more traditional sector rotation as the economy moves first through its growth and then into its maturity stage.

At the same time, export oriented developing and emerging market economies should benefit from the growth of the U.S.  While the European economy will likely lag, many global European companies, which earn much of their income outside of Europe, could benefit from the growth of other regions.  The bottom line is that a return to a normal business cycle in the U.S. should encourage investors to increase their focus on regional markets outside the U.S.

Energy—changing the world.  We describe the growing production of natural gas and oil in the U.S. as reversing the impact of the 1973 OPEC oil embargo.  There is no doubt that the importance of this change may prove to be greater than economic forecasters take into account and provide broader investment opportunities than investors realize.  As a result the consequences will grow.  In Abu Dhabi, government leaders have emphasized that the growing U.S. oil production will shift their prime export focus to Asia.

In Iraq, less than a year after the U.S. removed its military presence, the Chinese National Petroleum Corp. jointly operates three fields producing 1.4 million barrels of crude oil daily, representing nearly half of Iraq’s 3 million barrel daily production.  According to a report issued by the International Energy Agency in October 2012, in about 20 years, Iraqi oil production is estimated to reach 8 million barrels daily and nearly 80 percent will go to Asia, with most of it going to China.

What is happening to oil production in both the U.S. and Iraq illustrates the changes affecting world oil markets.  Without such increased oil production in the U.S. and Iraq, growing oil demand from China would have produced substantial upside pressure on the price of crude oil.  This no longer appears to be the case.

What about imports to the U.S.?  In 2007, two-thirds of crude oil consumption in the U.S. came from imports. Next year’s forecast shows a drop to one-third.  By 2020, U.S. oil production may exceed that of Saudi Arabia.  Most of this production comes from private land.  Untouched oil reserves on public lands in Wyoming are thought to exceed that of Saudi Arabia.  And that is the supply story.

On the demand side, a technology revolution will sweep through the automobile industry as it changes to meet the new Corporate Average Fuel Economy (CAFÉ) standards.  Currently the CAFÉ mpg targets are roughly 31 mpg for the smallest cars and 24 mpg for the largest.  Skipping to 2025, these targets jump to 61 and 46 mpg, respectively, with significant increases even before that year.

What does this all mean?  Oil supplies will grow while demand from developed economies for gasoline will likely decline.  That suggests the real global price of crude should show little change over the next decade.  Investors will need to be sensitive to this outlook in valuing their investments in various energy companies.  Additionally, greater hybridization and electrification should bring great technological change to the auto industry.  This technology shift could create great opportunities for investors seeking out companies benefitting from this change.

Shifting Energy Production shifts Global Security Planning.  The changing outlook for oil supply and prices may bring a major change to global security issues.  Many countries depend heavily on oil revenues to support their government programs.  An example close at hand is Mexico.  The OPEC countries of the Middle East as well as Russia also fall into this same dependence on oil revenues as Mexico.  In the case of Russia, historians suggest that the high price of oil in the 1970s delayed the collapse of the Soviet Union for nearly two decades.

Over the next decade the U.S. should become much less dependent on Middle East oil.  Nonetheless, the U.S. will likely continue to maintain a naval presence in the Persian Gulf.  Ironically, unlike today when the U.S. Navy controls the Persian Gulf to protect oil shipments, in a decade or so, this naval presence could be used to shut off oil shipments to unfriendly powers by closing the Strait of Hormuz.  During that time, China may be building a blue water navy.  Whether this will increase or lessen national security issues will be subject to debate, but no doubt the consequences of this change could be meaningful and important to the direction of defense expenditures.  During this period, the growing burden of federal healthcare and interest expenditures may force some hard decisions on America’s global military commitments.

Finally, the uncertainty of a nuclear Iran could upset the outlook for oil and financial markets overall if hostilities break out in the Middle East.  In the Persian/Arabian Gulf states, various government sources emphasized the point that multi-lateral economic and financial sanctions were depressing the Iranian economy.  Secondly, despite public appearances, Iranian President Ahmadinejad has little power with most decision making power residing in Iran’s Supreme Leader, Ali Khamenei.  Key to future policies in Iran may, in part, depend on Iran’s June presidential election.

Demographics and Dividends.  On January 1, 2011, the oldest “Baby Boomers” turned 65.  From that date, and every day until 2030, 10,000 “Boomers” will turn 65.  By then 18% of the nation’s population will be 65 compared to just 13% today.

As “Boomers” enter retirement, the majority will depend solely on Social Security payments.  However, about 25% of the “Boomers” have the financial resources to invest for additional income1.  Historically, “Boomers” heavily influenced various industries as their population bulge moved through their life cycle.  We expect this influence to play out in the financial markets as they affect how public corporations reward their shareholders.

In the past, when interest rates on fixed income securities were higher, retirees would use fixed income securities or bond mutual funds as one source of additional income.  In doing so, they may have sold their equities and equity funds to seek out the implied safety of fixed income securities.  In today’s environment, with historically low interest rates, we expect stocks, with attractive dividend yields, will receive a greater proportion of retiree investments.

__________

1
Social Security Bulletin, Vol. 72 No. 4 (released November 2012), How Did the Recession of  2007–2009  Affect the Wealth and Retirement of the Near Retirement Age Population in the Health and Retirement Study? by Alan L. Gustman, Thomas L. Steinmeier, and Nahid Tabatabai

We believe corporation dividend payments will likely reflect this change.  Last year, S&P 500® Index companies increased dividend payments by 17% over 2011.  This change excludes dividends shifted into December by corporations to avoid 2013’s higher tax rate on dividends.  To meet the Boomer demands for income, we expect corporations will likely use their free cash flow to reward shareholders with higher dividends instead of share buyback programs.  The interesting question will be how much influence this potential shift by “Boomers” into stocks with attractive dividends will affect the valuation of other equities that offer higher growth but modest dividends.

In conclusion, the outlook for the economy and the equity markets very much, in our opinion, depends on the strength of the housing market during the seasonally important spring selling season.  If it proves to be a strong period, then there could be upside risk to the economic outlook for the remainder of 2013 and into next year.  We would add a note of caution; even a better outlook for economic growth will still likely produce a below average economic recovery.  In addition, many macro issues seem to have faded for the time being.  If this proves to be the case, investors could increase their focus on individual stock selection.  This may lead to more traditional sector rotation as the economy moves first through its growth and then into its maturity stages.  At the same time, if the economy shows better than expected growth—albeit still at a below average rate—investors may begin speculating on when the Fed will be less dovish.  This speculation should shorten when projections for trend reversal of the fixed income market become real and bond prices decline.

Craig Kirkpatrick	Steven Turi
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	SkyView Investment Advisors

The information provided herein represents the opinions of Orinda Asset Management, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Funds may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Funds, and money borrowed will be subject to interest costs. Investments in smaller companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Funds may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings.

DEFINITIONS

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends. The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends. The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index. The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  One cannot invest directly in an index.

Standard Deviation is a measure of daily volatility of returns. Higher standard deviation implies higher volatility.

Beta is a measure of the volatility of a fund relative to the overall market.

Free cash flow is  calculated by subtracting a company’s capital expenditures from its operating cash flow.

A Correlation Coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Drawdown refers to the maximum peak-to-valley drop in a fund’s performance history.

Orinda Asset Management is the adviser to the Orinda Funds which are distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
Orinda SkyView Multi-Manager Hedged Equity Fund – Class A, Russell 2000®
Index, HFRX Equity Hedge Index and the S&P 500® Index

		Since Inception
Total Return Periods ended February 28, 2013:	1 Year	(3/31/11)
Orinda SkyView Multi-Manager Hedged
Equity Fund – Class A (No Load)	0.04%	0.92%
Orinda SkyView Multi-Manager Hedged
Equity Fund – Class A (Load)	-4.97%	-1.76%
Russell 2000® Index	14.02%	5.58%
HFRX Equity Hedge Index	5.15%	-4.87%
S&P 500® Index	13.46%	9.62%
Total Annual Fund Operating Expenses: 2.95%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund

Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

Comparison of the change in value of a $500,000 investment in the
Orinda SkyView Multi-Manager Hedged Equity Fund – Class I, Russell 2000®
Index, HFRX Equity Hedge Index and the S&P 500® Index

		Since Inception
Total Return Periods ended February 28, 2013:	1 Year	(3/31/11)
Orinda SkyView Multi-Manager Hedged
Equity Fund – Class I (No Load)	0.35%	1.23%
Russell 2000® Index	14.02%	5.58%
HFRX Equity Hedge Index	5.15%	-4.87%
S&P 500® Index	13.46%	9.62%
Total Annual Fund Operating Expenses: 2.64%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

Comparison of the change in value of a $10,000 investment in the
Orinda SkyView Macro Opportunities Fund – Class A and the
BofA Merrill Lynch 3-month Treasury Bill Index

Since Inception
Total Return Periods ended February 28, 2013:	(4/30/12)
Orinda SkyView Macro Opportunities Fund – Class A (No Load)	0.96%
Orinda SkyView Macro Opportunities Fund – Class A (Load)	-4.10%
BofA Merrill Lynch 3-month Treasury Bill Index	0.10%
Total Annual Fund Operating Expenses: 2.96%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

Comparison of the change in value of a $500,000 investment in the
Orinda SkyView Macro Opportunities Fund – Class I and the
BofA Merrill Lynch 3-month Treasury Bill Index

Since Inception
Total Return Periods ended February 28, 2013:	(4/30/12)
Orinda SkyView Macro Opportunities Fund – Class I (No Load)	1.20%
BofA Merrill Lynch 3-month Treasury Bill Index	0.10%
Total Annual Fund Operating Expenses: 2.66%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4%	Shares	Value

Consumer Discretionary - 16.0%
Abercrombie & Fitch Co.	3,034	$141,475
Acquity Group Ltd. - ADR^†	11,876	70,068
Advance Auto Parts, Inc.	7,000	534,380
Aeropostale^*	10,000	130,200
American Eagle Outfitters, Inc.*	30,000	620,400
BJ’s Restaurants, Inc.^*	18,256	562,102
Black Diamond, Inc.^	20,336	162,281
Brinker International, Inc.*	5,259	175,546
Chico’s FAS, Inc.*	47,290	802,984
Christopher & Banks Corp.^	103,736	627,603
Cooper Tire & Rubber Co.	772	19,516
Deckers Outdoor Corp.^*	34,979	1,411,053
DIRECTV^*	30,000	1,445,100
Expedia, Inc.	5,000	319,200
Express, Inc.^	70,000	1,295,000
Francesca’s Holdings Corp.^*	27,951	711,353
Grand Canyon Education, Inc.^*	5,504	131,821
Jones Group, Inc.*	58,720	677,629
LKQ Corp.^*	53,996	1,144,175
National CineMedia, Inc.*	63,010	960,903
Pandora Media, Inc.^*	20,252	247,074
PetMed Express, Inc.*	10,596	134,039
Ruby Tuesday, Inc.^*	49,782	365,400
Rue21, Inc.^*	40,428	1,091,556
Scientific Games Corp.^*	110,850	997,650
Shutterfly, Inc.^*	24,696	1,068,843
Standard Motor Products, Inc.*	6,304	155,898
Target Corp.*	13,500	849,960
Under Armour, Inc.^*	13,331	656,952
Xueda Education Group - ADR†*~	140,631	413,455
		17,923,616

Consumer Staples - 2.3%
CVS Caremark Corp.*	24,600	1,257,552
Herbalife Ltd.†	30,000	1,208,700
The Fresh Market, Inc.^*	3,294	153,566
		2,619,818

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4% (Continued)	Shares	Value

Energy - 5.3%
Core Laboratories NV†*	5,097	$699,054
Dril-Quip, Inc.^*	6,439	529,479
Forum Energy Technologies, Inc.^	15,600	416,208
HollyFrontier Corp.*	6,741	378,844
Marathon Petroleum Corp.*	4,776	395,835
National Oilwell Varco, Inc.*	5,753	391,952
Oceaneering International, Inc.*	5,081	323,101
Patterson-UTI Energy, Inc.	5,766	134,579
RPC, Inc.*	9,418	152,383
Seadrill Ltd.†*	4,984	182,763
Suncor Energy, Inc.†*	3,961	119,820
Tesoro Corp.*	6,434	361,848
Valero Energy Corp.*	8,477	386,466
Western Refining, Inc.*	12,769	458,279
World Fuel Services Corp.*	27,130	1,031,754
		5,962,365

Financials - 8.9%
Affiliated Managers Group, Inc.^*	6,892	1,007,817
American Financial Group, Inc.*	3,410	149,904
Argo Group International Holdings Ltd.†*	4,087	155,224
Assured Guaranty Ltd.†*	9,056	169,076
AXIS Capital Holdings Ltd.†	3,431	139,745
Berkshire Hathaway, Inc. - Class B^*	6,000	612,960
BNC Bancorp*	6,363	56,503
Broadway Financial Corp.^	3,470	3,331
Carrollton Bancorp^*	1,633	9,006
Colony Bankcorp, Inc.^*	5,391	28,896
Deutsche Bank AG†*	2,968	135,727
ECB Bancorp, Inc.^*	5,316	78,305
Farmers National Banc Corp.*	16,764	104,775
FBL Financial Group, Inc.*	3,941	143,216
Financial Engines, Inc.^*	16,910	552,619
First Financial Holdings, Inc.*	12,288	245,268
First South Bancorp, Inc.^*	40,019	258,123
First United Corp.^*	135	1,102
FirstService Corp.^†*	10,414	329,603

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4% (Continued)	Shares	Value

Financials - 8.9% (Continued)
FXCM, Inc.*	16,508	$217,080
Greenlight Capital Re Ltd.^†*	34,061	816,783
Hallmark Financial Services, Inc.^*	15,151	137,268
Hopfed Bancorp, Inc.*	1,672	17,690
Intervest Bancshares Corp.^*	17,100	92,853
JPMorgan Chase & Co.*	3,770	184,428
Lincoln National Corp.*	3,360	99,254
LNB Bancorp, Inc.*	6,371	51,478
Metlife, Inc.*	3,613	128,045
MetroCorp Bancshares, Inc.^*	173	1,789
New Hampshire Thrift Bancshares, Inc.*	3,070	40,862
Oak Ridge Financial Services, Inc.^	15,257	68,656
Oriental Financial Group†	9,090	139,168
Parke Bancorp, Inc.^*	23,653	172,430
Peoples Bancorp of North Carolina*	271	2,913
Portfolio Recovery Associates, Inc.^*	2,284	267,057
QCR Holdings, Inc.*	427	6,977
Shore Bancshares, Inc.*	21,716	145,063
Signature Bank^*	15,919	1,182,304
Suffolk Bancorp^*	2,875	40,480
Summit Financial Group, Inc.^*	14,012	96,613
Timberland Bancorp, Inc.*	35,435	292,693
Union First Market Bankshares Corp.*	7,361	133,602
United Fire Group, Inc.*	6,080	149,446
Virtus Investment Partners, Inc.^*	6,696	1,124,995
VSB Bancorp, Inc.*	3,602	38,433
Zillow, Inc.^	5,046	216,776
		10,046,336
Health Care - 6.3%
Abiomed, Inc.^*	61,810	991,432
Alere, Inc.^	19,410	441,772
Align Technology, Inc.^*	22,770	715,889
AmerisourceBergen Corp.*	3,201	151,087
Anika Therapeutics, Inc.^*	12,266	152,712
AstraZeneca PLC - ADR†*	2,507	113,918
BioMarin Pharmaceutical, Inc.^*	18,584	1,077,314

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4% (Continued)	Shares	Value

Health Care - 6.3% (Continued)
Cambrex Corp.^*	11,374	$130,915
Conceptus, Inc.^	16,517	368,825
Five Star Quality Care, Inc.^*	24,959	158,240
Hologic, Inc.^*	36,640	799,851
Johnson & Johnson*	2,111	160,668
Laboratory Corp.^*	1,558	138,039
Lannet, Inc.^	16,433	135,736
Masimo Corp.*	12,559	249,296
McKesson Corp.*	1,531	162,485
Merck & Co., Inc.*	3,357	143,445
Novartis AG - ADR†*	2,234	151,465
PAREXEL International Corp.^*	4,088	141,813
Puma Biotechnology, Inc.^	19,573	503,222
Zimmer Holdings, Inc.*	2,021	151,494
		7,039,618

Industrials - 14.0%
51job, Inc. - ADR^†	6,662	369,808
Acuity Brands, Inc.	4,520	307,948
Aircastle Ltd.†*	12,052	162,340
Alliant Techsystems, Inc.*	2,170	142,786
Astrotech Corp.^	3,492	3,015
Atlas Air Worldwide Holdings, Inc.^*	9,370	442,170
Avery Dennison Corp.*	3,526	144,037
Blount International, Inc.^*	40,000	602,800
CNH Global NV†	2,936	130,065
Delta Air Lines, Inc.^*	9,482	135,308
Echo Global Logistics, Inc.^	19,003	354,406
EnerSys^*	3,611	147,618
ESCO Technologies, Inc.*	14,170	574,735
Expeditors International of Washington, Inc.*	3,365	130,730
Graco, Inc.*	18,997	1,103,726
H & E Equipment Services, Inc.*	17,891	348,159
HEICO Corp.*	12,852	557,905
Huron Consulting Group, Inc.^*	11,592	454,290
IHS, Inc.^*	10,123	1,075,569
Innerworkings, Inc.^*	31,890	471,015

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4% (Continued)	Shares	Value

Industrials - 14.0% (Continued)
Insteel Industries, Inc.*	9,498	$150,923
Kadant, Inc.^*	5,198	127,611
Kimball International, Inc.	9,203	84,760
Koninklijke Philips Electronics NV - ADR†*	4,882	138,161
Landstar System, Inc.*	17,787	1,001,230
Lindsay Corp.	1,689	144,325
MasTec, Inc.^*	47,620	1,432,886
Mistras Group, Inc.^	10,035	205,216
Northrop Grumman Corp.*	1,857	121,968
Owens Corning, Inc.^*	11,400	442,434
Quad Graphics, Inc.	6,544	142,332
Raytheon Co.*	2,649	144,556
Republic Airways Holdings, Inc.^*	26,410	248,518
Rexnord Corp.^	12,504	254,706
Rockwell Automation, Inc.*	1,561	141,021
Snap-On, Inc.*	3,300	264,891
Southwest Airlines Co.*	13,158	153,949
Stantec, Inc.†	3,045	124,997
Taser International, Inc.^	16,128	120,154
The ADT Corporation*	3,687	176,570
The Middleby Corp.^*	2,200	328,482
TransDigm Group, Inc.*	5,104	726,503
URS Corp.*	7,131	301,356
Wageworks, Inc.^	10,723	253,170
Waste Connections, Inc.*	16,633	569,015
Xylem, Inc.*	12,000	330,000
		15,788,164

Information Technology - 21.5%
Accenture PLC†*	2,364	175,787
Alliance Data Systems Corp.^*	926	146,947
ANSYS, Inc.^*	4,084	309,567
Arm Holdings PLC - ADR†	5,902	256,855
AVG Technologies NV^†	8,759	137,516
Aviat Networks, Inc.^	42,410	150,980
Broadridge Financial Solutions, Inc.*	22,410	514,310
Brocade Communications Systems, Inc.^*	175,034	981,941

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4% (Continued)	Shares	Value

Information Technology - 21.5% (Continued)
Cardtronics, Inc.^*	31,320	$825,595
CEVA, Inc.^	17,930	271,281
Computer Sciences Corp.*	4,663	223,964
Concur Technologies, Inc.^*	5,766	404,773
CoreLogic, Inc.^*	4,916	127,374
CSG Systems International, Inc.^*	7,552	146,584
Ericsson - ADR^†*	14,854	181,367
FARO Technologies, Inc.^*	9,555	404,654
Gilat Satellite Networks Ltd.^†*	25,643	142,062
Google, Inc.^*	1,515	1,213,818
GSI Technology^*	20,844	133,818
Hittite Microwave Corp.^*	11,710	759,042
Hollysys Automation Technologies Ltd.^†	13,792	171,986
Informatica Corp.^*	29,260	1,024,393
InterDigital, Inc.*	12,079	536,308
International Rectifier Corp.^*	46,980	987,520
IPG Photonics Corp.*	1,789	106,070
j2 Global, Inc.*	4,392	156,707
KLA-Tencor Corp.*	2,486	136,133
Liquidity Services, Inc.^*	24,956	849,752
Magnachip Semiconductor Corp.^*	10,385	163,564
Marvell Technology Group Ltd.†	27,304	275,634
Mellanox Technologies Ltd.^†	2,486	131,087
Mitel Networks Corp.^†	32,722	123,689
National Instruments Corp.*	26,759	804,911
NCR Corp.^	27,110	747,694
Newport Corp.^	61,020	997,677
NIC, Inc.*	9,668	171,317
NXP Semiconductors NV^†	8,037	259,756
Oracle Corp.*	15,929	545,728
Peregrine Semiconductor Corp Com^	13,787	137,732
Plantronics, Inc.	25,390	1,024,740
Polycom, Inc.^*	73,056	665,540
RealPage, Inc.^*	18,446	399,540
Responsys, Inc.^	56,370	454,906
Rovi Corp.^*	50,220	893,414
ServiceSource International, Inc.^*	111,458	704,415

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 77.4% (Continued)	Shares	Value

Information Technology - 21.5% (Continued)
Solera Holdings, Inc.*	11,118	$625,943
Spreadtrum Communications, Inc. - ADR†*	19,702	344,982
SPS Commerce, Inc.^	9,462	353,784
Stamps.com, Inc.^	10,397	253,583
Taiwan Semiconductor - ADR†*	25,697	468,970
The Ultimate Software Group, Inc.^*	4,933	484,766
VeriFone Systems, Inc.^*	37,054	702,914
XO Group, Inc.^*	17,374	158,972
Yahoo, Inc.^*	37,377	796,504
		24,168,866

Materials - 2.6%
Axiall Corp.*	3,482	197,012
CF Industries Holdings, Inc.*	3,137	630,004
Companhia Siderurgica Nacional SA - ADR†*	36,825	186,334
Headwaters, Inc.^*	29,911	281,463
Monsanto Co.*	7,945	802,683
Potash Corp. of Saskatchewan - ADR†*	8,887	356,280
Royal Gold, Inc.*	1,732	113,515
The Mosaic Co.*	5,731	335,493
		2,902,784

Utilities - 0.5%
ITC Holdings Corp.*	6,780	573,046
TOTAL COMMON STOCKS (Cost $73,676,160)		87,024,613

EXCHANGE-TRADED FUNDS - 4.8%

First Trust Morningstar Dividend Leaders Index Fund	16,803	331,355
Guggenheim China Real Estate*	9,527	219,693
Guggenheim S&P 500 Pure Growth ETF	7,754	411,737
iShares DJ Select Dividend Index Fund	6,498	396,963
iShares S&P 500 Growth Index Fund	5,676	452,491
Market Vectors India Small Cap Index*	29,840	279,601
PowerShares S&P 500 Low Volatility	32,898	977,070
Proshares Ultra MSCI Emerging Markets*	3,507	283,962
SPDR S&P 500 ETF Trust*	1,920	290,938
Vanguard High Dividend Yield ETF	7,550	402,037

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

EXCHANGE-TRADED FUNDS - 4.8% (Continued)	Shares	Value

Vanguard U.S. Total Stock Market Shares Index ETF	4,487	$350,569
WisdomTree Dividend ex-Financials Fund^	6,717	398,251
WisdomTree LargeCap Dividend Fund^	5,932	337,353
WisdomTree Japan Hedged Equity Fund*	7,298	298,780
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,728,602)		5,430,800

CLOSED-END MUTUAL FUNDS - 0.1%

Morgan Stanley China A Share Fund, Inc.	5,201	134,862
TOTAL CLOSED-END MUTUAL FUNDS (Cost $139,933)		134,862

WARRANTS - 0.1%

Tile Shop Holdings, Inc.
Expiration: November 2015, Exercise Price: $11.50	9,945	63,151
TOTAL WARRANTS (Cost $15,474)		63,151

PURCHASED OPTIONS - 0.4%	Contracts	Value

Call Options - 0.2%
Gamestop Corp.
Expiration: April 2013, Exercise Price: $26.00	1,000	116,000
Quiksilver, Inc.
Expiration: May 2013, Exercise Price: $5.00	1,000	140,000
Verifone Systems, Inc.
Expiration: January 2014, Exercise Price: $30.00	37	2,127
Expiration: January 2014, Exercise Price: $35.00	100	3,250
Expiration: January 2015, Exercise Price: $32.00	32	4,400
Vertex Pharmaceuticals, Inc.
Expiration: January 2014, Exercise Price: $60.00	35	15,750
Expiration: January 2014, Exercise Price: $80.00	6	780
Total Call Options		282,307

Put Options - 0.2%
Deckers Outdoor Corp.
Expiration: March 2013, Exercise Price: $35.00	139	15,290
Solazyme, Inc.
Expiration: March 2013, Exercise Price: $25.00	12	19,680

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

PURCHASED OPTIONS - 0.4% (Continued)	Contracts	Value

Put Options - 0.2% (Continued)
Tesla Motors, Inc.
Expiration: March 2013, Exercise Price: $46.00	102	$116,280
Expiration: January 2014, Exercise Price: $40.00	24	24,480
Total Put Options		175,730
TOTAL PURCHASED OPTIONS (Cost $682,246)		458,037

SHORT-TERM INVESTMENTS - 26.0%	Shares

MONEY MARKET FUNDS - 26.0%
Fidelity Institutional Treasury
Only Portfolio - Class I, 0.01%+	29,220,208	29,220,208
TOTAL SHORT-TERM INVESTMENTS
(Cost $29,220,208)		29,220,208
TOTAL INVESTMENTS (Cost $108,462,623) - 108.8%		122,331,671
Liabilities in Excess of Other Assets - (8.8)%		(9,877,502)
TOTAL NET ASSETS - 100.0%		$112,454,169

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 28, 2013.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.
~	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of February 28, 2013, the value of these securities was $413,455 or 0.37% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 28.9%	Shares	Value

Consumer Discretionary - 4.9%
Ambow Education Holding - ADR†~	246,611	$288,535
Ascena Retail Group, Inc.	4,883	81,986
Blue Nile, Inc.	28,390	963,273
Buckle, Inc.	6,000	268,860
Central European Media Entrepreneurs†	11,623	60,788
Conns, Inc.	10,515	336,901
Ctrip.com International, Ltd. - ADR†	2,637	50,868
Digital Generation, Inc.	20,310	157,403
Fred’s, Inc.	56,308	764,100
Gamestop Corp.	5,870	147,102
Groupon, Inc.	24,926	112,915
iRobot Corp.	16,531	354,425
J.C. Penney Company, Inc.	4,349	76,412
Lululemon Athletica, Inc.	1,918	128,602
Lumber Liquidators Holdings, Inc.	2,301	136,196
Morgans Hotel Group	9,810	48,167
Netflix, Inc.	688	129,399
Penn National Gaming, Inc.	1,621	80,807
Radioshack Corp.	32,034	96,102
ReachLocal, Inc.	26,943	337,596
Sony Corp. - ADR†	10,461	152,521
Tesla Motors, Inc.	1,977	68,859
Tripadvisor, Inc.	590	26,821
Ulta Salon Cosmetics & Fragrance, Inc.	6,993	619,300
		5,487,938

Consumer Staples - 1.3%
Adecoagro SA†	7,905	62,054
Boulder Brands, Inc.	15,102	128,669
Calavo Growers, Inc.	2,965	83,465
Craft Brew Alliance, Inc.	10,439	69,002
Lifeway Foods, Inc.	8,853	103,137
Monster Beverage Corp.	2,576	129,908
Sysco Corp.	2,882	92,685
United Natural Foods, Inc.	7,857	397,721
USANA Health Sciences, Inc.	9,344	413,846
		1,480,487

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 28.9% (Continued)	Shares	Value

Energy - 2.2%
Amyris, Inc.	110,526	$323,841
Approach Resources, Inc.	3,418	84,596
BPZ Resources, Inc.	27,685	68,105
Cheniere Energy, Inc.	5,219	111,165
Cimarex Energy Co.	1,216	81,849
Endeavour International Corp.	17,106	43,278
EQT Corp.	1,785	112,616
Gulf Island Fabrication, Inc.	3,415	81,311
Harvest Natural Resources, Inc.	9,241	49,994
Isramco, Inc.	299	29,505
Kinder Morgan, Inc.	2,233	82,777
Kior, Inc.	53,738	296,096
Kodiak Oil & Gas Corp.†	10,518	93,610
Laredo Pete Holdings, Inc.	4,723	80,952
Lufkin Industries, Inc.	1,325	85,834
Magnum Hunter Resources Corp.	21,470	83,089
National Oilwell Varco, Inc.	1,222	83,255
Petroleo Brasileiro SA - ADR†	20,024	293,752
Renewable Energy Group, Inc.	5,588	41,295
Sanchez Energy Corp.	4,483	82,980
Solazyme, Inc.	18,893	164,936
Tetra Technologies, Inc.	9,343	86,236
		2,461,072

Financials - 1.1%
Calamos Asset Management, Inc.	5,261	58,818
Homeowners Choice, Inc.	9,571	192,951
Protective Life Corp.	25,660	819,067
Zillow, Inc.	3,226	138,589
		1,209,425

Health Care - 5.9%
Abaxis, Inc.	15,890	674,054
Acorda Therapeutics, Inc.	26,505	788,524
Align Technology, Inc.	2,438	76,651
Anacor Pharmaceuticals, Inc.	12,981	45,174
Arena Pharmaceuticals, Inc.	1,293	10,848
Assisted Living Concepts, Inc.	7,103	84,100
Athenahealth, Inc.	1,777	166,665

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 28.9% (Continued)	Shares	Value

Health Care - 5.9% (Continued)
Cepheid, Inc.	1,933	$70,419
DENTSPLY International, Inc.	4,760	197,159
Exact Sciences Corp.	17,561	187,551
Insulet Corp.	12,220	275,805
Ironwood Pharmaceuticals, Inc.	10,083	150,539
Navidea Biopharmaceuticals, Inc.	25,968	79,722
Orasure Technologies, Inc.	14,521	80,737
Quality Systems, Inc.	4,369	80,914
Questcor Pharmaceuticals, Inc.	16,980	553,548
Regeneron Pharmaceuticals, Inc.	2,700	450,900
Seattle Genetics, Inc.	5,599	157,556
Spectrum Pharmaceuticals, Inc.	4,181	47,663
Synageva Biopharma Corp.	11,040	551,669
Tornier NV†	4,845	84,206
United Therapeutics Corp.	11,268	673,939
Vivus, Inc.	95,704	1,025,947
Volcano Corp.	4,924	106,555
		6,620,845

Industrials - 2.0%
ACCO Brands Corp.	9,474	71,055
Capstone Turbine Corp.	84,368	81,837
Colfax Corp.	1,994	86,540
Enphase Energy, Inc.	20,521	101,169
Healthcare Services Group, Inc.	15,650	377,165
Meritor, Inc.	20,970	92,268
Pitney Bowes, Inc.	11,610	152,091
Polypore International, Inc.	2,036	77,938
Quanex Building Products Corp.	4,140	82,427
Rand Logistics, Inc.	7,632	43,502
Ritchie Bros. Auctioneers, Inc.†	7,010	159,688
Tennant Co.	9,160	427,497
Thermon Group Holdings, Inc.	9,871	202,356
WESCO International, Inc.	4,100	302,990
		2,258,523

Information Technology - 10.0%
Accelrys, Inc.	10,478	99,122
Active Network, Inc.	23,345	109,488

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 28.9% (Continued)	Shares	Value

Information Technology - 10.0% (Continued)
ADTRAN, Inc.	3,463	$77,363
Advanced Micro Devices, Inc.	59,724	148,713
Alcatel-Lucent - ADR†	157,214	215,383
Angie’s List, Inc.	6,742	115,019
Applied Micro Circuits Corp.	11,057	87,903
ASML Holding NV - ADR†	1,127	79,994
AVG Technologies NV	7,269	114,123
Black Box Corp.	3,051	74,017
Blucora, Inc.	15,280	236,840
Brightcove, Inc.	23,415	147,515
Callidus Software, Inc.	17,403	75,703
Carbonite, Inc.	7,908	77,657
Cavium, Inc.	3,232	119,325
Ceragon Networks Ltd.†	8,782	39,958
Ciena Corp.	5,213	79,446
Concur Technologies, Inc.	1,884	132,257
Cypress Semiconductor Corp.	23,174	244,022
DragonWave, Inc.†	104,105	252,975
Electronic Arts, Inc.	9,466	165,939
Extreme Networks, Inc.	65,454	229,089
EZchip Semiconductor Ltd.†	5,495	133,309
FARO Technologies, Inc.	2,150	91,053
First Solar, Inc.	14,654	378,806
Fusion-io, Inc.	6,500	109,720
Hewlett-Packard Co.	9,833	198,037
Imperva, Inc.	2,328	84,972
Interactive Intelligence Group, Inc.	2,031	84,510
IXYS Corp.	6,183	61,645
j2 Global, Inc.	14,377	512,971
Jive Software, Inc.	10,303	170,824
Lexmark International, Inc.	17,016	374,692
Limelight Networks, Inc.	64,482	136,702
LivePerson, Inc.	5,973	86,429
Mercury Computer Systems, Inc.	12,158	83,282
Micron Technology, Inc.	10,877	91,258
MicroStrategy, Inc.	858	87,413
Nokia Corp. - ADR†	53,382	194,844
NVE Corp.	4,920	260,563

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 28.9% (Continued)	Shares	Value

Information Technology - 10.0% (Continued)
Open Text Corp.†	16,180	$889,253
Qlogic Corp.	9,967	113,424
Rackspace Hosting, Inc.	2,020	112,837
RealD, Inc.	7,148	83,203
Renren, Inc. - ADR†	50,963	150,850
Research In Motion†	12,778	170,586
Rosetta Stone, Inc.	7,335	84,939
Saba Software, Inc.	5,104	44,609
Seagate Technology†	12,430	399,749
Sigma Designs, Inc.	31,103	144,629
Sina Corp.†	1,435	74,161
Stamps.com, Inc.	3,399	82,902
STmicroelectronics NV - ADR†	31,942	253,939
Sunpower Corp.	17,851	209,571
TeleNav, Inc.	10,817	76,909
Tellabs, Inc.	178,344	362,038
Trina Solar Limited - ADR†	26,356	105,424
Trulia, Inc.	9,752	232,488
UniPixel, Inc.	10,160	239,776
United Microelectronics - ADR†	99,323	183,748
Universal Display Corp.	2,649	83,126
Viasat, Inc.	1,717	80,630
Virnetx Holding Corp.	2,649	93,324
VistaPrint NV†	13,470	471,450
Web.com Group, Inc.	19,930	340,404
Xerox Corp.	16,051	130,174
		11,277,024

Materials - 1.4%
AEP Industries, Inc.	3,580	252,497
Alexco Resource Corp.†	21,039	74,899
Avalon Rare Metals, Inc.†	37,060	42,248
Compass Minerals International, Inc.	1,129	83,230
Flotek Industries, Inc.	10,361	145,468
Haynes International, Inc.	1,645	84,718
Horsehead Holding Corp.	8,036	84,941
Martin Marietta Materials	853	82,852
Meadwestvaco Corp.	2,458	87,775
Molycorp, Inc.	11,252	69,087

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 28.9% (Continued)	Shares	Value

Materials - 1.4% (Continued)
Sherwin-Williams Co.	2,400	$387,816
Tahoe Resources, Inc.†	5,149	77,840
U. S. Concrete, Inc.	2,969	29,096
Universal Stainless & Alloy	2,384	84,608
		1,587,075

Utilities - 0.1%
Cadiz, Inc.	7,206	48,568
UIL Holdings Corp.	2,693	105,458
		154,026
TOTAL COMMON STOCKS (Proceeds $34,247,051)		32,536,415

EXCHANGE-TRADED FUNDS - 2.1%

iShares Russell 2000 Growth Index Fund	9,222	946,915
iShares Russell 2000 Index Fund	10,445	944,855
Direxion Daily Small Cap Bear 3X Shares	10,000	106,500
Direxion Daily Small Cap Bull 3X Shares	4,000	312,400
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,152,363)		2,310,670

REITS - 0.4%

CoreSite Realty Corp.	13,610	440,964
TOTAL REITS (Proceeds $308,731)		440,964
TOTAL SECURITIES SOLD SHORT
(Proceeds $36,708,145) - 31.4%		$35,288,049

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
†	U.S. traded security of a foreign issuer or corporation.
~	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of February 28, 2013, the value of these securities was $288,535 or 0.26% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN
at February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

	Contracts	Value

CALL OPTIONS
Deckers Outdoor Corp.
Expiration: March 2013, Exercise Price: $47.50	14	$1,330
Gamestop Corp.
Expiration: April 2013, Exercise Price: $30.00	1,000	26,000
Herbalife Ltd.
Expiration: March 2013, Exercise Price: $36.00	300	141,000
Total Call Options		168,330
TOTAL OPTIONS WRITTEN
(Premiums received $150,054)		$168,330

SCHEDULE OF OPEN FUTURES CONTRACTS
at February 28, 2013

Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
S&P 500 E-mini Futures	17	$1,286,305	March 2013	$441

As of February 28, 2013, initial margin deposits of $59,500 have been pledged in connection with the open futures contracts.

The accompanying notes are an integral part of these financial statements.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 72.5%	Shares	Value

Consumer Discretionary - 9.8%
Amazon.com, Inc.^*	684	$180,761
Coach, Inc.	9,000	434,970
Comcast Corp.*	3,498	139,185
Ford Motor Co.*	38,558	486,216
General Motors Co.^*	6,852	186,032
J.C. Penney Company, Inc.	10,000	175,700
Kohl’s Corp.	5,000	230,500
McDonald’s Corp.	3,000	287,700
Mohawk Industries, Inc.^*	1,345	142,597
Starwood Hotels & Resorts Worldwide, Inc.	5,000	301,650
Toyota Motor Corp. - ADR†	4,000	410,400
		2,975,711

Consumer Staples - 1.0%
Coca-Cola Co.*	7,500	290,400
		290,400

Energy - 10.5%
CVR Energy, Inc.^*	3,398	190,900
Devon Energy Corp.*	5,000	271,300
Exxon Mobil Corp.*	5,000	447,750
Golar LNG Ltd.†*	2,073	78,587
Heckmann Corp.^*	23,349	83,123
Helmerich & Payne, Inc.*	2,828	187,383
HollyFrontier Corp.*	2,630	147,806
Kinder Morgan, Inc.*	3,692	136,862
Marathon Petroleum Corp.*	2,271	188,221
PBF Energy, Inc.^	3,900	162,825
Peabody Energy Corp.*	10,000	215,600
Rentech, Inc.^*	5,792	15,812
SandRidge Energy, Inc.^	50,000	285,000
Spectra Energy Corp.*	4,485	130,244
Tesoro Corp.*	3,429	192,847
TransCanada Corp.†*	2,707	125,903
Valero Energy Corp.*	4,026	183,545
Williams Companies, Inc.*	4,039	140,194
		3,183,902

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 72.5% (Continued)	Shares	Value

Financials - 15.2%
American Express Co.*	3,000	$186,450
Bank Of America Corp.*	11,851	133,087
BB&T Corp.*	2,661	80,788
CapitalSource, Inc.*	5,900	53,100
Capitol Federal Financial, Inc.	26,500	313,495
Comerica, Inc.*	5,340	183,589
Commerce Bancshares, Inc.*	3,833	145,999
Credit Suisse Group - ADR†*	7,422	198,613
Fidelity National Financial, Inc.*	4,805	119,837
Fifth Third Bancorp*	9,028	143,004
First American Financial Corp.*	7,293	177,147
Harris & Harris Group, Inc.^*	3,955	14,080
Huntington Bancshares, Inc.*	17,263	121,359
Jefferies Group, Inc.	24,692	536,310
JPMorgan Chase & Co.*	11,273	551,475
KeyCorp*	14,639	137,460
KKR & Co. LP	20,000	364,400
Loews Corp.*	10,000	431,100
Morgan Stanley*	7,904	178,235
Stewart Information Services Corp.*	5,596	129,547
The Goldman Sachs Group, Inc.*	1,198	179,412
UBS AG†*	12,619	199,506
		4,577,993

Health Care - 4.9%
Amgen, Inc.*	1,520	138,943
Eli Lilly & Co.*	4,193	229,189
Johnson & Johnson*	3,000	228,330
Merck & Co., Inc.*	4,272	182,543
Pfizer, Inc.*	18,289	500,570
Questcor Pharmaceuticals, Inc.	2,941	95,877
ResMed, Inc.*	2,294	102,060
		1,477,512

Industrials - 4.6%
American Railcar Industries, Inc.*	4,253	185,601
Chart Industries, Inc.^*	1,857	134,744
Chicago Bridge & Iron Co. NV - ADR†*	2,737	146,676

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 72.5% (Continued)	Shares	Value

Industrials - 4.6% (Continued)
Emerson Electric Co.	6,000	$340,200
Nordson Corp.*	1,352	85,717
Quanta Services, Inc.^*	5,353	152,025
Spirit Aerosystems Holdings, Inc.^	5,500	95,755
Trinity Industries, Inc.	3,680	159,123
United Parcel Service, Inc.*	1,000	82,650
		1,382,491

Information Technology - 11.1%
Apple, Inc.*	1,000	441,400
Cisco Systems, Inc.*	25,049	522,272
Facebook, Inc.^*	8,273	225,439
FEI Co.*	3,633	230,114
Google, Inc.^*	228	182,674
Intel Corp.*	15,000	312,750
International Business Machines Corp.*	1,800	361,494
j2 Global, Inc.*	3,335	118,993
LinkedIn Corp.^*	1,431	240,666
Oracle Corp.*	2,694	92,296
Qualcomm, Inc.*	9,605	630,376
		3,358,474

Materials - 12.7%
Agnico-Eagle Mines Ltd.†*	3,907	156,436
Agrium, Inc.†*	1,379	142,658
Anglogold Ashanti - ADR†*	4,502	109,128
Axiall Corp.*	3,258	184,338
Barrick Gold Corp.†*	15,932	481,784
First Majestic Silver Corp.^†*	5,201	83,944
Freeport-McMoRan Copper & Gold, Inc.*	13,500	430,920
Goldcorp, Inc.†*	5,559	180,334
Hecla Mining Co.	16,631	77,168
Kinross Gold Corp.†*	20,686	157,627
Louisiana Pacific Corp.^*	7,475	156,751
MAG Silver Corp.^†*	7,508	71,326
Monsanto Co.*	1,151	116,286
New Gold, Inc.^†*	14,892	131,199
Newmont Mining Corp.*	2,756	111,039

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 72.5% (Continued)	Shares	Value

Materials - 12.7% (Continued)
North American Palladium Ltd.^†	76,993	$113,950
Pan American Silver Corp.†*	7,062	116,452
Rubicon Minerals Corp.^†*	37,178	82,163
Silver Standard Resources^†*	8,415	85,917
Stillwater Mining Co.^*	10,874	141,797
Taseko Mines Ltd.^†	149,550	420,235
Timmins Gold Corp.^†	48,076	108,171
Yamana Gold, Inc.†*	13,096	192,642
		3,852,265

Utilities - 2.7%
AGL Resources, Inc.*	2,986	119,321
Black Hills Corp.*	3,343	139,036
CenterPoint Energy, Inc.*	4,384	93,949
MDU Resources Group, Inc.*	3,806	91,953
National Fuel Gas Co.*	1,585	92,231
Questar Corp.*	5,885	138,356
Sempra Energy*	1,787	138,957
		813,803
TOTAL COMMON STOCKS (Cost $21,660,870)		21,912,551

REITS - 0.9%

Plum Creek Timber Co., Inc.*	2,884	139,874
Weyerhaeuser Co.*	4,700	138,227
TOTAL REITS (Cost $264,989)		278,101

	Principal
CORPORATE BONDS - 3.3%	Amount

Harrah’s Operating Company, Inc., 5.375%, 12/15/2013	$250,000	248,750
Pitney Bowes, Inc., 5.250%, 01/15/2037	500,000	510,521
Taseko Mines Ltd., 7.750%, 04/15/2019†	250,000	250,000
TOTAL CORPORATE BONDS (Cost $1,000,233)		1,009,271

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

EXCHANGE-TRADED FUNDS - 8.3%	Shares	Value

CurrencyShares Swiss Franc^*	780	$81,775
Greenhaven Continuous Commodity Index Fund^*	2,123	59,869
iShares Barclays MBS Bond Fund^*	735	79,402
iShares Floating Rate Note^*	1,591	80,616
iShares iBoxx Investment Grade Corp. Bond^*	533	64,136
iShares MSCI Emerging Markets Index Fund	10,000	432,100
iShares S&P/TOPIX 150 Index Fund	5,000	222,521
Pimco Total Return ETF*	892	97,683
PowerShares Emerging Markets Sovereign Debt Portfolio*	2,651	80,219
PowerShares S&P 500 Buywrite*	3,095	62,333
PowerShares S&P 500 Low Volatility*	4,039	119,958
PowerShares Senior Loan*	2,581	64,525
ProShares Ultra Short S&P 500^	10,000	474,400
SPDR DB International Government
Inflation-Protected Bond^*	794	49,284
Sprott Physical Platinum & Palladium Trust^†*	54,986	532,264
TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,508,944)		2,501,085

CLOSED-END MUTUAL FUNDS - 4.8%

Central Fund of Canada Ltd.†*	73,427	1,432,561
TOTAL CLOSED-END MUTUAL FUNDS
(Cost $1,484,027)		1,432,561

PURCHASED OPTIONS - 0.5%	Contracts

Put Options - 0.5%
Hewlett-Packard Co.
Expiration: January 2014, Exercise Price: $15.00	250	20,500
PowerShares QQQ Trust, Series 1
Expiration: April 2013, Exercise Price: $65.00	1,000	80,000
SPDR S&P 500
Expiration: June 2013, Exercise Price: $145.00	200	60,600
Total Put Options		161,100
TOTAL PURCHASED OPTIONS (Cost $229,908)		161,100

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

SHORT-TERM INVESTMENTS - 16.7%	Contracts	Value

MONEY MARKET FUNDS - 16.7%
Fidelity Government Portfolio - Class I, 0.01%+	5,048,976	$5,048,976
TOTAL SHORT-TERM INVESTMENTS - 16.7%
(Cost $5,048,976)		5,048,976
TOTAL INVESTMENTS (Cost $32,197,947) - 107.0%		32,343,645
Liabilities in Excess of Other Assets - (7.0)%		(2,121,569)
TOTAL NET ASSETS - 100.0%		$30,222,076

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 28, 2013.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 10.7%	Shares	Value

Consumer Staples - 0.1%
Crimson Wine Group Ltd.	2,000	$16,100

Energy - 2.0%
Chesapeake Energy Corp.	7,879	158,841
CNOOC Ltd. - ADR†	935	182,288
PetroChina Co. Ltd. - ADR†	1,958	268,207
		609,336

Financials - 2.4%
Leucadia National Corp.	20,000	538,000
WestPac Banking Corp. - ADR†	1,218	190,556
		728,556

Industrials - 1.7%
General Dynamics Corp.	2,390	162,448
Lockheed Martin Corp.	1,813	159,544
The Manitowoc Company, Inc.	4,761	88,174
Terex Corp.	2,810	92,196
		502,362

Information Technology - 0.7%
Apple, Inc.	510	225,114

Materials - 3.8%
BHP Billiton Ltd. - ADR†	3,040	227,574
Freeport-McMoRan Copper & Gold, Inc.	7,028	224,334
Rio Tinto PLC - ADR†	4,232	227,004
Southern Copper Corp.	4,937	186,569
Teck Resources Ltd.†	4,164	128,626
Vale SA - ADR†	7,446	141,400
		1,135,507

TOTAL COMMON STOCKS
(Proceeds $3,128,584)		3,216,975

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

EXCHANGE-TRADED FUNDS - 4.4%	Shares	Value

iShares FTSE China 25 Index	16,538	$644,155
iShares MSCI Australia Index	17,136	460,616
iShares MSCI Brazil	4,251	234,357
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,273,408)		1,339,128

U.S. GOVERNMENT NOTE/BOND - 4.4%

United States Treasury Bonds	1,000,000	1,335,469
TOTAL U.S. GOVERNMENT NOTE/BOND
(Proceeds $1,318,657)		1,335,469
TOTAL SECURITIES SOLD SHORT
(Proceeds $5,720,649) - 19.5%		$5,891,572

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
†	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
Long Contracts
3 Month Euro
Euribor Futures	2	$651,372	September 2013	$(3)
90-Day Euro Dollar Futures	4	996,700	September 2013	66
90-Day Bank Bill	2	483,369	June 2013	293
90-Day Sterling Futures	4	755,268	September 2013	411
Australian Dollar
Currency Futures	1	102,080	March 2013	(93)
Bank Acceptance Futures	3	718,545	September 2013	261
Canadian 10-Year
Bond Futures	1	129,910	June 2013	1,142
Euro-Bobl Futures	2	333,124	March 2013	1,969
Euro-Bund Futures	1	189,292	March 2013	1,683
Euro-Schatz Futures	1	144,570	March 2013	77
Long Gilt Futures	1	177,042	June 2013	(17)
Mexican Peso Futures	1	39,138	March 2013	(115)
MSCI Taiwan Index	1	28,360	March 2013	(142)
S&P 500 E-mini Futures	1	75,665	March 2013	5,051
10-Year U.S. Treasury Note	1	131,547	June 2013	(17)
2-Year U.S. Treasury Note	10	2,204,688	June 2013	30
5-Year U.S. Treasury Note	2	247,969	June 2013	137
				$10,733

Short Contracts
90-Day Euro Dollar Futures	(1)	$(248,650)	December 2014	(202)
90-Day Euro Dollar Futures	(1)	(247,688)	December 2015	(290)
90-Day Euro Dollar Futures	(1)	(248,950)	June 2014	(152)
90-Day Euro Dollar Futures	(1)	(248,250)	June 2015	(252)
90-Day Euro Dollar Futures	(1)	(248,463)	March 2015	(215)
90-Day Euro Dollar Futures	(1)	(247,338)	March 2016	(190)
90-Day Euro Dollar Futures	(1)	(248,825)	September 2014	(177)
90-Day Euro Dollar Futures	(1)	(248,000)	September 2015	(252)
Australian Dollar
Currency Futures	(7)	(714,560)	March 2013	12,971
BP Currency Futures	(14)	(1,327,550)	March 2013	40,949

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS
at February 28, 2013

Orinda SkyView Macro Opportunities Fund

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
Canadian Dollar
Currency Futures	(5)	(485,150)	March 2013	$14,496
Three Month Euro Swiss
Franc (Euroswiss)
Interest Rate Futures	(2)	(533,607)	September 2013	(108)
Euro Fx Currency Futures	(8)	(1,306,500)	March 2013	11,465
Japanese Yen
Currency Futures	(8)	(1,079,000)	March 2013	59,640
30-Year U.S. Treasury
Bond Futures	(2)	(287,563)	June 2013	208
				$137,891

As of February 28, 2013, initial margin deposits of $104,936 have been pledged in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at February 28, 2013

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Assets:
Investments, at value
(cost of $108,462,623 and $32,197,947, respectively)	$122,331,671	$32,343,645
Cash	6,900,000	—
Deposits at brokers	16,663,313	2,191,691
Deposit at brokers – foreign currency	—	1,949
Receivables:
Securities sold	4,501,472	2,523,983
Fund shares sold	318,473	357,677
Dividends and interest	53,964	48,462
Unrealized appreciation on futures contracts	441	148,624
Prepaid expenses	39,906	39,489
Total assets	150,809,240	37,655,520

Liabilities:
Options written, at value
(proceeds $150,054 and $0, respectively)	168,330	—
Securities sold short
(proceeds $36,708,145 and $5,720,649, respectively)	35,288,049	5,891,572
Payables:
Foreign currency	—	61,691
Due to custodian	—	221,816
Securities purchased	1,973,225	1,124,350
Fund shares redeemed	607,315	697
Dividends on short positions	37,116	2,085
Investment interest payable on short positions	—	1,837
Advisory fee	179,835	27,769
Administration fee	32,385	19,422
Distribution fees	8,695	6,829
Service fees	7,115	2,982
Custody fees	284	731
Transfer agent fees and expenses	18,864	6,680
Accrued expenses and other payables	33,858	64,983
Total liabilities	38,355,071	7,433,444
Net assets	$112,454,169	$30,222,076

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
at February 28, 2013

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Net assets consist of:
Paid in capital	$103,450,664	$30,319,636
Accumulated net investment income (loss)	(466,923)	(140,894)
Accumulated net realized gain (loss) on investments	(5,800,877)	(81,995)
Net unrealized appreciation (depreciation) on:
Investments	14,093,256	214,506
Options	(224,208)	(68,808)
Foreign currency related transactions	(4)	1,930
Securities sold short	1,420,096	(170,923)
Written options contracts	(18,276)	—
Futures contracts	441	148,624
Net assets	$112,454,169	$30,222,076

Class A:
Net assets applicable to outstanding Class A shares	$21,460,920	$17,346,634
Shares issued (Unlimited number of beneficial interest
authorized, $0.01 par value)	843,831	687,711
Net asset value and redemption price per share	$25.43	$25.22
Maximum offering price per share
(net asset value divided by 95.00%)	$26.77	$26.55

Class I:
Net assets applicable to outstanding Class I shares	$90,993,249	$12,875,442
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	3,556,830	509,255
Net asset value, offering price and
redemption price per share	$25.58	$25.28

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Period Ended February 28, 2013*

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund*
Investment income:
Dividends (net of foreign taxes withheld of
$7,748 and $1,929, respectively)	$1,311,392	$158,368
Interest	3,429	6,917
Total investment income	1,314,821	165,285
Expenses:
Investment advisory fees (Note 5)	2,934,997	290,545
Administration fees (Note 5)	206,077	101,661
Distribution fees (Note 6)
Distribution fees – Class A	78,823	21,900
Distribution fees – Class C	25,250	—
Service fees (Note 7)
Service fees – Class A	40,988	13,140
Service fees – Class C	3,282	—
Service fees – Class I	65,448	3,872
Transfer agent fees and expenses	123,714	42,643
Federal and state registration fees	54,700	32,723
Audit fees	23,151	18,017
Compliance expense	23,191	19,343
Legal fees	12,001	8,247
Reports to shareholders	21,617	9,391
Trustees’ fees and expenses	8,501	4,998
Custody fees	6,645	4,247
Other	58,954	28,350
Total expenses before dividends and interest on short positions	3,687,339	599,077
Dividends expense on short positions	776,426	73,540
Broker interest expense on short positions	1,575,819	30,445
Investment interest expense on short positions	—	919
Total expenses before reimbursement from advisor	6,039,584	703,981
Expense reimbursement from advisor (Note 5)	(195,481)	(236,777)
Net expenses	5,844,103	467,204
Net investment loss	$(4,529,282)	$(301,919)

*	The Orinda SkyView Macro Opportunities Fund commenced operations on April 30, 2012.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Continued)
For the Period Ended February 28, 2013*

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund*
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$2,094,446	$943,485
Options	302,264	(212,833)
Foreign currency related transactions	(47)	(1,186)
Securities sold short	(6,750,002)	(660,235)
Written options contracts	(25,141)	122,208
Futures contracts	521,658	(95,378)
Long-term capital gain distributions from
regulated investment companies	—	2,034
Net change in unrealized gain (loss) on:
Investments	4,849,118	214,506
Options	(250,760)	(68,808)
Foreign currency related transactions	(18)	1,930
Securities sold short	2,352,289	(170,923)
Written options contracts	(18,276)	—
Futures contracts	(27,053)	148,624
Net realized and unrealized gain (loss) on investments	3,048,478	223,424
Net increase (decrease) in net assets
resulting from operations	$(1,480,804)	$(78,495)

*	The Orinda SkyView Macro Opportunities Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Orinda SkyView Multi-Manager Hedged Equity Fund

	Year Ended	Period Ended
	February 28, 2013	February 29, 2012*
Operations:
Net investment loss	$(4,529,282)	$(1,447,040)
Net realized gain (loss) on investments	(3,856,822)	(1,427,936)
Net change in unrealized appreciation on investments	6,905,300	8,366,005
Net increase (decrease) in net assets
resulting from operations	(1,480,804)	5,491,029

Distributions to Shareholders From:
Net realized gains
Class A	(8,756)	—
Class C	—	—
Class I	(35,211)	—
Total distributions	(43,967)	—

Capital Share Transactions:
Proceeds from shares sold
Class A shares	15,908,753	43,761,889
Class C shares	1,338,030	4,260,505
Class I shares	41,322,650	100,866,436
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	7,493	—
Class C shares	—	—
Class I shares	28,823	—
Cost of shares redeemed
Class A shares	(37,037,954)	(1,524,961)
Class C shares	(5,367,916)	(164,140)
Class I shares	(41,156,218)	(13,772,647)
Redemption fees retained
Class A shares	3,626	3,365
Class C shares	—	72
Class I shares	6,358	3,747
Net increase (decrease) in net assets
from capital share transactions	(24,946,355)	133,434,266
Total increase (decrease) in net assets	(26,471,126)	138,925,295

Net Assets:
Beginning of period	138,925,295	—
End of period	$112,454,169	$138,925,295
Accumulated net investment income (loss)	$(466,923)	$2,256

*	The Orinda SkyView Multi-Manager Hedged Equity Fund commenced operations on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Orinda SkyView Multi-Manager Hedged Equity Fund

	Year Ended	Period Ended
	February 28, 2013	February 29, 2012*
Changes in Shares Outstanding:
Shares sold
Class A shares	640,779	1,776,325
Class C shares	53,665	174,881
Class I shares	1,652,349	4,124,719
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	307	—
Class C shares	—	—
Class I shares	1,176	—
Shares redeemed
Class A shares	(1,510,948)	(62,632)
Class C shares	(221,844)	(6,702)
Class I shares	(1,668,841)	(552,573)
Net increase (decrease) in shares outstanding	(1,053,357)	5,454,018

*	The Orinda SkyView Multi-Manager Hedged Equity Fund commenced operations on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Orinda SkyView Macro Opportunities Fund

Period Ended
February 28, 2013*
Operations:
Net investment loss	$(301,919)
Net realized gain (loss) on investments	98,095
Net change in unrealized appreciation on investments	125,329
Net decrease in net assets resulting from operations	(78,495)

Distributions to Shareholders From:
Net realized gains
Class A	(12,991)
Class I	(6,074)
Total distributions	(19,065)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	19,163,499
Class I shares	14,112,061
Proceeds from shares issued to holders in
reinvestment of dividends
Class A shares	12,322
Class I shares	6,042
Cost of shares redeemed
Class A shares	(1,829,880)
Class I shares	(1,146,142)
Redemption fees retained
Class A shares	1,590
Class I shares	144
Net increase in net assets from capital share transactions	30,319,636
Total increase in net assets	30,222,076

Net Assets:
Beginning of period	—
End of period	$30,222,076
Accumulated net investment income (loss)	$(140,894)

*	The Orinda SkyView Macro Opportunities Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Orinda SkyView Macro Opportunities Fund

Period Ended
February 28, 2013*
Changes in Shares Outstanding:
Shares sold
Class A shares	759,052
Class I shares	554,369
Proceeds from shares issued to holders in
reinvestment of dividends
Class A shares	487
Class I shares	239
Shares redeemed
Class A shares	(71,828)
Class I shares	(45,353)
Net increase in shares outstanding	1,196,966

*	The Orinda SkyView Macro Opportunities Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$(1,480,804)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(134,996,429)
Proceeds for dispositions of investment securities	165,741,437
Purchase of short term investments, net	6,328,243
Decrease in deposits at broker	22,473,553
Decrease in dividends and interest receivable	14,960
Decrease in receivable for securities sold	29,755
Decrease in prepaid expenses and other assets	2,068
Increase in options written	168,330
Decrease in unrealized appreciation on futures contracts	27,053
Decrease in proceeds on securities sold short	(13,439,825)
Decrease in due to custodian	(164,325)
Decrease in payable for securities purchased	(7,355,159)
Increase in payable for dividends on short positions	19,370
Decrease in accrued management fees	(39,491)
Decrease in accrued administration fees	(38,294)
Decrease in distribution and service fees	(12,582)
Decrease in custody fees	(544)
Decrease in transfer agent expenses	(23,009)
Decrease in other accrued expenses	(11,461)
Unrealized depreciation on securities	(4,598,358)
Net realized gain on investments	(2,396,710)
Net cash used in operating activities	30,247,778

Cash flows from financing activities:
Proceeds from shares sold	59,769,104
Payment on shares redeemed	(83,109,231)
Distributions paid in cash	(7,651)
Net cash provided by financing activities	(23,347,778)
Net increase in cash	6,900,000

Cash:
Beginning balance	—
Ending balance	$6,900,000

Supplemental information:
Cash paid for interest	$1,575,819

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2013*

Orinda SkyView Macro Opportunities Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$(78,495)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(53,951,572)
Proceeds for dispositions of investment securities	27,533,253
Purchase of short term investments, net	(5,048,976)
Increase in deposits at broker	(2,191,691)
Increase in deposits at broker – foreign currency	(1,949)
Increase in dividends and interest receivable	(48,462)
Increase in receivable for securities sold	(2,523,983)
Increase in unrealized appreciation on futures contracts	(148,624)
Increase in prepaid expenses and other assets	(39,489)
Increase in proceeds on securities sold short	5,891,572
Increase in due to custodian	221,816
Increase in foreign currency payable	61,691
Increase in payable for securities purchased	1,124,350
Increase in payable for dividends on short positions	2,085
Increase in payable for investment interest on short positions	1,837
Increase in accrued management fees	27,769
Increase in accrued administration fees	19,422
Increase in distribution and service fees	9,811
Increase in custody fees	731
Increase in transfer agent expenses	6,680
Increase in other accrued expenses	64,983
Unrealized appreciation on securities	(145,698)
Net realized loss on investments	(730,652)
Net cash used in operating activities	(29,943,591)

Cash flows from financing activities:
Proceeds from shares sold	32,917,883
Payment on shares redeemed	(2,973,591)
Distributions paid in cash	(701)
Net cash provided by financing activities	29,943,591
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest	$30,445

*	The Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Orinda SkyView Multi-Manager Hedged Equity Fund

For a capital share outstanding throughout each period

Class A

		March 31, 2011
	For the Year Ended	through
	February 28, 2013	February 29, 2012*

Net Asset Value – Beginning of Period	$25.43	$25.00

Income from Investment Operations:
Net investment income (loss)	(1.33)	(0.21)
Net realized and unrealized gain (loss) on investments	1.34	0.64
Total from investment operations	0.01	0.43

Less Distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.01)	—
Total distributions	(0.01)	—
Net Asset Value – End of Period	$25.43	$25.43

Total Return	0.04%	1.72	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$21,461	$43,583
Ratio of operating expenses to average net assets:
Before Reimbursements	4.86%	4.38	%^
After Reimbursements	4.72%	3.90	%^
Ratio of interest expense and dividends on short positions
to average net assets	1.77%	0.95	%^
Ratio of operating expenses excluding interest expense and
dividend payments on short positions to average net assets:
Before Reimbursements	3.09%	3.43	%^
After Reimbursements	2.95%	2.95	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(3.85)%	(3.68	)%^
After Reimbursements	(3.71)%	(3.20	)%^
Portfolio turnover rate	130%	87	%+

*	Commencement of operations for Class A shares was March 31, 2011.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Orinda SkyView Multi-Manager Hedged Equity Fund

For a capital share outstanding throughout each period

Class I

		March 31, 2011
	For the Year Ended	through
	February 28, 2013	February 29, 2012*

Net Asset Value – Beginning of Period	$25.50	$25.00

Income from Investment Operations:
Net investment income (loss)	(0.91)	(0.28)
Net realized and unrealized gain (loss) on investments	1.00	0.78
Total from investment operations	0.09	0.50

Less Distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.01)	—
Total distributions	(0.01)	—
Net Asset Value – End of Period	$25.58	$25.50

Total Return	0.35%	2.00	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$90,993	$91,096
Ratio of operating expenses to average net assets:
Before Reimbursements	4.68%	4.14	%^
After Reimbursements	4.52%	3.60	%^
Ratio of interest expense and dividends on short positions
to average net assets	1.88%	0.96	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before Reimbursements	2.80%	3.18	%^
After Reimbursements	2.64%	2.64	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(3.63)%	(3.46	)%^
After Reimbursements	(3.47)%	(2.92	)%^
Portfolio turnover rate	130%	87	%+

*	Commencement of operations for Class I shares was March 31, 2011.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Orinda SkyView Macro Opportunities Fund

For a capital share outstanding throughout the period

Class A

	April 30, 2012
	through
	February 28, 2013*

Net Asset Value – Beginning of Period	$25.00

Income from Investment Operations:
Net investment income (loss)	(0.32)
Net realized and unrealized gain (loss) on investments	0.56
Total from investment operations	0.24

Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(0.02)
Total distributions	(0.02)
Net Asset Value – End of Period	$25.22

Total Return	0.96	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$17,347
Ratio of operating expenses to average net assets:
Before Reimbursements	5.49	%^
After Reimbursements	3.80	%^
Ratio of interest expense and dividends on short positions to average net assets	0.84	%^
Ratio of operating expenses excluding interest expense and
dividend payments on short positions to average net assets:
Before Reimbursements	4.65	%^
After Reimbursements	2.96	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(4.20	)%^
After Reimbursements	(2.51	)%^
Portfolio turnover rate	205	%+

*	Commencement of operations for Class A shares was April 30, 2012.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Orinda SkyView Macro Opportunities Fund

For a capital share outstanding throughout the period

Class I

	April 30, 2012
	through
	February 28, 2013*

Net Asset Value – Beginning of Period	$25.00

Income from Investment Operations:
Net investment income (loss)	(0.16)
Net realized and unrealized gain (loss) on investments	0.46
Total from investment operations	0.30

Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(0.02)
Total distributions	(0.02)
Net Asset Value – End of Period	$25.28

Total Return	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,875
Ratio of operating expenses to average net assets:
Before Reimbursements	5.77	%^
After Reimbursements	3.46	%^
Ratio of interest expense and dividends on short positions to average net assets	0.80	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before Reimbursements	4.97	%^
After Reimbursements	2.66	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(4.41	)%^
After Reimbursements	(2.10	)%^
Portfolio turnover rate	205	%+

*	Commencement of operations for Class I shares was April 30, 2012.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 2013

NOTE 1 – ORGANIZATION

The Orinda SkyView Multi-Manager Hedged Equity Fund (the “Hedged Equity” Fund) and the Orinda SkyView Macro Opportunities Fund (the “Macro Opportunities” Fund, and each a “Fund” and collectively the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which are registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as open-end management investment companies.  The investment objective of the Hedged Equity Fund is long-term capital appreciation, and in pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.  The Hedged Equity Fund commenced operations on March 31, 2011 and during the period March 31, 2011 through February 28, 2013, offered Class A, Class C and Class I shares.  On August 31, 2012, Class C shares were closed and existing shares were converted to Class A shares pursuant to an action approved by the Board of Trustees.  The investment objective of the Macro Opportunities Fund is to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Macro Opportunities Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.  The Macro Opportunities Fund commenced operations on April 30, 2012 and offers Class A and Class I shares.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended 2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Funds, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.
Redemption Fees:  The Hedged Equity Fund and Macro Opportunities Fund each charge a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

G.
Options Transactions:  The Funds may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.  The Funds use futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds.  Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

I
.Leverage and Short Sales:  The Funds may use leverage in connection with their investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Funds if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Funds will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Funds of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Funds will realize a loss.  The risk on a short sale is unlimited because the Funds must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Funds would also incur increased transaction costs associated with selling securities short.  In addition, if the Funds sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Funds’ broker (not including the proceeds from the short sales).  The Funds may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

J.
Mutual Fund and ETF Trading Risk:  The Funds may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Funds will indirectly bear their proportionate share of the costs.

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended February 28, 2013, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Hedged Equity Fund	4,060,103	(137,335)	(3,922,768)
Macro Opportunity Fund	161,025	(161,025)	—

L.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

M.
New Accounting Pronouncement:  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

Short-Term Debt Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Hedged Equity Fund’s securities as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,923,616	$—	$—	$17,923,616
Consumer Staples	2,619,818	—	—	2,619,818
Energy	5,962,365	—	—	5,962,365
Financials	10,046,336	—	—	10,046,336
Health Care	7,039,618	—	—	7,039,618
Industrials	15,788,164	—	—	15,788,164
Information Technology	24,168,866	—	—	24,168,866
Materials	2,902,784	—	—	2,902,784
Utilities	573,046	—	—	573,046
Total Common Stock	87,024,613	—	—	87,024,613
Exchange-Traded Funds	5,430,800	—	—	5,430,800
Closed-End Mutual Funds	134,862	—	—	134,862
Warrants	63,151	—	—	63,151
Purchased Options
Call Options	282,307	—	—	282,307
Put Options	175,730	—	—	175,730
Total Purchased Options	458,037	—	—	458,037
Short-Term Investments	29,220,208	—	—	29,220,208
Total Investments in Securities	$122,331,671	$—	$—	$122,331,671
Securities Sold Short	$35,288,049	$—	$—	$35,288,049
Written Options
Call Options	$168,330	$—	$—	$168,330
Total Written Options	168,330	—	—	168,330
Other Financial Instruments*
Long Futures Contracts	$441	$—	$—	$441

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

The following is a summary of the fair valuation hierarchy of the Macro Opportunities Fund’s securities as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,975,711	$—	$—	$2,975,711
Consumer Staples	290,400	—	—	290,400
Energy	3,183,902	—	—	3,183,902
Financials	4,577,993	—	—	4,577,993
Health Care	1,477,512	—	—	1,477,512
Industrials	1,382,491	—	—	1,382,491
Information Technology	3,358,474	—	—	3,358,474
Materials	3,852,265	—	—	3,852,265
Utilities	813,803	—	—	813,803
Total Common Stock	21,912,551	—	—	21,912,551
REITs	278,101	—	—	278,101
Corporate Bonds	—	1,009,271	—	1,009,271
Exchange-Traded Funds	2,501,085	—	—	2,501,085
Rights	—	—	—	—
Closed-End Mutual Funds	1,432,561	—	—	1,432,561
Purchased Options
Put Options	161,100	—	—	161,100
Total Purchased Options	161,100	—	—	161,100
Short-Term Investments	5,048,976	—	—	5,048,976
Total Investments
in Securities	$31,334,374	$1,009,271	$—	$32,343,645
Total Securities Sold Short	$4,556,103	$1,335,469	$—	$5,891,572
Other Financial
Instruments*
Long Futures Contracts	$10,733	$—	$—	$10,733
Short Futures Contracts	137,891	—	—	137,891
Total Other Financial
Instruments	$148,624	$—	$—	$148,624

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2013, the Funds recognized no transfers between levels.  There were no level 3 securities held in the Funds on February 28, 2013.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

NOTE 4 – DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Funds may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information
The average monthly market values of purchased and written options during the year ended February 28, 2013 for the Hedged Equity Fund were $1,483,709 and $157,988, respectively.  The average monthly notional amount of long futures contracts during the year ended February 28, 2013 was $4,179,539.

The average monthly market values of purchased and written options during the period ended February 28, 2013 for the Macro Opportunities Fund were $206,536 and $65,397, respectively.  The average monthly notional amounts of long and short futures contracts during the period ended February 28, 2013 were $4,077,000 and $2,820,611, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

Orinda SkyView Multi-Manager Hedged Equity Fund

Transactions in written options contracts for the year ended February 28, 2013, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(4,387)	(818,114)
Options closed	2,946	658,539
Options expired	127	9,521
Options exercised	—	—
Outstanding at February 28, 2013	(1,314)	$(150,054)

As of February 28, 2013, the Hedged Equity Fund held 17 S&P 500 E-mini futures contracts for delivery in March 2013.  The Fund has recorded an unrealized gain of $441 as of February 28, 2013 related to these contracts.

Orinda SkyView Macro Opportunities Fund

Transactions in written options contracts for the period ended February 28, 2013, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(7,525)	(1,930,239)
Options closed	7,525	1,930,239
Options expired	—	—
Options exercised	—	—
Outstanding at February 28, 2013	—	$—

As of February 28, 2013, the Macro Opportunities Fund held the following long futures contracts: 2 3-Month Euro Euribor, 4 90-Day Euro Dollar, 2 90-Day Bank Bill, 4 90-Day Sterling, 1 Australian Dollar Currency, 3 Bank Acceptance, 1 Canadian 10-Year Bond, 2 Euro-Bobl, 1 Euro-Bund, 1 Euro-Schatz, 1 Long Gilt, 1 Mexican Peso, 1 MSCI Taiwan, 1 S&P 500 E-mini, 1 10-Year U.S. Treasury Note, 10 2-Year U.S. Treasury Note, and 2 5-Year U.S. Treasury Note for delivery at various times.  The Fund has recorded an unrealized gain of $10,733 as of February 28, 2013 related to these contracts.

As of February 28, 2013, the Macro Opportunities Fund also held the following short futures contracts: 8 90-Day Euro Dollar, 7 Australian Dollar Currency, 14 BP Currency, 5 Canadian Dollar Currency, 2 Three Month Euro Swiss Franc (Euroswiss) Interest Rate, 8 Euro Fx Currency, 8 Japanese Yen Currency, and 2 30-Year U.S. Treasury Bond for delivery at various times.  The Fund has recorded an unrealized gain of $137,891 as of February 28, 2013 related to these contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

The locations on the Statement of Assets and Liabilities of the Hedged Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2013 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts –	Investments,		Options
Options	at fair value	$458,037	written, at value	$168,330
	Net Assets –
	unrealized
	appreciation
Equity Contracts –	on futures
Futures*	contracts	441	N/A	—
Total		$458,478		$168,330

*	Includes cumulative appreciation of futures contracts as reported in Schedule of Open Futures Contracts. The current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$302,264	$(25,141)	$521,658	$798,781
Total	$302,264	$(25,141)	$521,658	$798,781

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(250,760)	$(18,276)	$(27,053)	$(296,089)
Total	$(250,760)	$(18,276)	$(27,053)	$(296,089)

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

The locations on the Statement of Assets and Liabilities of the Macro Opportunities Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2013 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts –	Investments,		Options
Options	at fair value	$161,100	written, at value	$—
	Net Assets –
	unrealized
	appreciation
Equity Contracts –	on futures
Futures*	contracts	$148,624	N/A	—
Total		$309,724		$—

*	Includes cumulative appreciation of futures contracts as reported in the Schedule of Futures Contracts. The current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the period ended February 28, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(212,833)	$122,208	$(95,378)	$(186,003)
Total	$(212,833)	$122,208	$(95,378)	$(186,003)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased
under ASC 815	Options		Futures	Total
Equity Contracts	$(68,808)		$148,624	$79,816
Total	$(68,808)		$148,624	$79,816

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended February 28, 2013, Orinda Asset Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Funds.  As compensation for

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

its services, the Advisor is entitled to a monthly fee at the annual rate of 2.30% based upon the average daily net assets of the Funds.  For the period ended February 28, 2013, the Hedged Equity Fund and the Macro Opportunities Fund incurred $2,934,997 and $290,545 in advisory fees, respectively.  Advisory fees payable at February 28, 2013 for the Hedged Equity Fund and the Macro Opportunities Fund were $179,835 and $27,769, respectively.  The Advisor has delegated the day to day management of the Funds to various Sub-Advisors.  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Orinda SkyView Multi-Manager Hedged Equity Fund
Class A	2.95%
Class I	2.64%

Orinda SkyView Macro Opportunities Fund
Class A	2.96%
Class I	2.66%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds’ obligations are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended February 28, 2013, the Advisor reduced its fees and absorbed Fund expenses in the amount of $195,481 and $236,777 for the Hedged Equity and the Macro Opportunities Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2015	2016	Total
Hedged Equity Fund	$292,320	$195,481	$487,801

Macro Opportunities Fund	$—	$236,777	$236,777

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the period ended February 28, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Orinda SkyView Multi-Manager Hedged Equity Fund
Administration & fund accounting	$206,077
Custody	$6,645
Transfer agency(a)	$108,568
Chief Compliance Officer	$23,191
(a) Does not include out-of-pocket expenses.

Orinda SkyView Macro Opportunities Fund
Administration & fund accounting	$101,661
Custody	$4,247
Transfer agency(a)	$34,151
Chief Compliance Officer	$19,343
(a) Does not include out-of-pocket expense.

At February 28, 2013, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Orinda SkyView Multi-Manager Hedged Equity Fund
Administration & fund accounting	$32,385
Custody	$284
Transfer agency(a)	$15,808
Chief Compliance Officer	$3,760
(a) Does not include out-of-pocket expenses.

Orinda SkyView Macro Opportunities Fund
Administration & fund accounting	$19,422
Custody	$731
Transfer agency(a)	$6,086
Chief Compliance Officer	$4,343
(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares and up to 1.00% for the Hedged Equity Fund’s former Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended February 28, 2013, the Hedged Equity and Macro Opportunities Funds incurred distribution expenses on their Class A shares of $78,823 and $21,900, respectively.  For the period ended February 28, 2013, the Hedged Equity Fund incurred distribution expenses of $25,250 on their Class C shares.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Hedged Equity Fund may pay servicing fees at an annual rate of 0.13% of the average daily net assets of the Class A and Class C shares and 0.07% of the average daily net assets of the Class I shares and the Macro Opportunities Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended February 28, 2013, the Funds incurred, under the Agreement, shareholder servicing fees as follows:

Orinda SkyView Multi-Manager Hedged Equity Fund

Class A	$40,988
Class C*	$3,282
Class I	$65,448

*	Class C shares closed and converted to Class A shares on August 31, 2012 pursuant to an action approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

Orinda SkyView Macro Opportunities Fund

Class A	$13,140
Class I	$3,872

NOTE 8 – SECURITIES TRANSACTIONS

For the period ended February 28, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Hedged Equity Fund	$134,996,429	$165,741,437
Macro Opportunities Fund	$53,951,572	$27,533,253

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Hedged	Macro
	Equity Fund	Opportunities Fund
Cost of investments(a)	$110,704,083	$32,263,734
Gross unrealized appreciation	13,836,164	916,075
Gross unrealized depreciation	(2,208,576)	(836,164)
Net unrealized appreciation	11,627,588	79,911
Undistributed ordinary income	—	76,709
Undistributed long-term capital gain	—	4,344
Total distributable earnings	—	81,053
Other accumulated gains/(losses)	(2,624,083)	(258,524)
Total accumulated earnings/(losses)	$9,003,505	$(97,560)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, partnership income and outstanding constructive sales.

At February 28, 2013, the Hedged Equity Fund had long-term tax basis capital losses with no expiration date of $2,116,972 to offset future capital gains.  At February 28, 2013, the Macro Opportunities Fund had no tax basis capital losses to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2013

unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2013 and 2012 were as follows:

	Year Ended	Period Ended
	February 28, 2013	February 29, 2012
Hedged Equity Fund
Ordinary income	$—	$—
Long-term capital gains	43,967	—

	Period Ended
	February 28, 2013
Macro Opportunities Fund
Ordinary income	$—
Long-term capital gains	19,065

At February 28, 2013, the following funds deferred, on a tax basis, post-October losses of:

Late Year Ordinary
Loss Deferral
Hedged Equity Fund	$437,979
Macro Opportunities Fund	—

NOTE 10 – SIGNIFICANT OWNERSHIP CONCENTRATION

At February 28, 2013, the Hedged Equity Fund invested 26.0% of its total net assets in the Fidelity Institutional Treasury Only Portfolio – Class I.  The Fidelity Institutional Treasury Only Portfolio – Class I seeks to invest in securities whose interest is exempt from state and local income taxes.  The Fidelity Institutional Treasury Only Portfolio – Class I will normally invest at least 80% of the Fund’s assets in U.S. Treasury securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Funds

We have audited the accompanying statements of assets and liabilities of Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund, each a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2013, and with respects to Orinda SkyView Multi-Manager Hedged Equity Fund the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period March 31, 2011 (commencement of operations) to February 29, 2012, with respect to Orinda SkyView Macro Opportunities Fund the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the financial highlights for the period April 30, 2012 (commencement of operations) to February 28, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund as of February 28, 2013, the results of their operations, cash flows, the change in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 29, 2013

EXPENSE EXAMPLE
February 28, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2012 to February 28, 2013.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
February 28, 2013 (Unaudited)

Orinda SkyView Multi-Manager Hedged Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/12	2/28/13	9/1/12 – 2/28/13
Actual(2)
Class A	$1,000.00	$1,039.70	$26.60
Class I	$1,000.00	$1,041.10	$25.05

Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$ 998.71	$26.07
Class I	$1,000.00	$1,000.25	$24.55

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 5.26% and 4.95%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $14.92 and $13.36 for Class A and Class I, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $14.70 and $13.17 for Class A and Class I, respectively.

Orinda SkyView Macro Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/12	2/28/13	9/1/12 – 2/28/13
Actual(2)
Class A	$1,000.00	$ 998.80	$19.03
Class I	$1,000.00	$1,000.80	$17.31

Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$1,005.75	$19.10
Class I	$1,000.00	$1,007.49	$17.37

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 3.84% and 3.49%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $14.67 and $13.20 for Class A and Class I, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $14.75 and $13.27 for Class A and Class I, respectively.

NOTICE TO SHAREHOLDERS
at February 28, 2013 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, Advisors
(age 76)		term	Consultant and former		Series Trust (for
615 E. Michigan Street		since	Executive Vice President		series not affiliated
Milwaukee, WI 53202		February	and Chief Operating		with the Fund);
		1997.	Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds (37
			(until January 1997).		portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee, Advisors
(age 78)		term	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Fund);
		2002.			Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	Trustee, Advisors
(age 73)		term	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Fund).
1997.

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	Trustee, Advisors
(age 65)	Trustee	term	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Fund).
2008.

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 65)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance
(age 45)	Principal Executive	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Officer		Fund Services, LLC (March 1997
Milwaukee, WI 53202			to present).

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and
(age 51)	Principal Financial	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Officer		Services, LLC (October 1998
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term	Senior Vice President, U.S. Bancorp
(age 55)	Chief Compliance	since September 2009.	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and		to present); General Counsel/
Milwaukee, WI 53202	AML Officer		Controller, Steinhafels, Inc.
(September 1995 to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel,
(age 47)		since June 2007.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present); Senior
Milwaukee, WI 53202			Counsel, Wells Fargo Funds
Management, LLC (May 2005 to
May 2006); Senior Counsel, Strong
Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

Orinda SkyView Multi-Manager Hedged Equity Fund

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Fund”) with Orinda Asset Management, LLC (“Orinda”) for a one-year term.  In addition, the Board considered and approved the continuance of the Sub-Advisory Agreements for the Fund with Aria Partners GP, LLC, GRT Capital Partners, LLC, OMT Capital Management, LLC, SkyView Investment Advisors, LLC (the “Lead Sub-Advisor”), and M.A. Weatherbie & Co., Inc. (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”) for a one-year term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor, each of the Sub-Advisors and the services provided by the Advisor and each Sub-Advisor to the Fund under the Advisory and Sub-Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory and Sub-Advisory Agreements.  For purposes of this disclosure, unless indicated otherwise, the term “Advisor” refers to each of Orinda as the Advisor and each Sub-Advisor, and the term “Advisory Agreement” refers to each of the Orinda Advisory Agreement and each Sub-Advisory Agreement.

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISORS UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisors’ specific responsibilities in the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisors involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisors, including information regarding their compliance programs, their chief compliance officers and the Advisors’ compliance records, and the Advisors’ business continuity plans. The Board also considered the prior relationship between the Advisors and the Trust, as well as the Board’s knowledge of the Advisors’ operations, and noted that during the course of the prior year they had met with Orinda in person to discuss various marketing and compliance topics, including Orinda’s diligence in risk oversight.  The Board took into account the oversight responsibilities of Orinda, as the Advisor, over the Sub-Advisors both in terms of investments as well as compliance monitoring.  The Board also considered the specific role of the Lead Sub-Advisor, both in monitoring the performance of other Sub-Advisors and making recommendations to Orinda regarding new Sub-Advisors and in also managing directly a portion of the Fund’s portfolio.  The Board concluded that the Advisors have the quality and

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISORS UNDER THE ADVISORY AGREEMENTS.  In assessing the quality of the portfolio management delivered by the Advisors, the Board reviewed the performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over one year of performance history.  The Board also noted that Orinda was continuing to monitor closely each Sub-Advisor’s performance.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was a below its peer group median and Lipper Index for all relevant periods.  The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median but below its peer group average for the since inception period and below its peer group median and average for all other relevant periods.

The Board further noted that Orinda does not manage any other accounts with the same or a similar strategy as the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.  With respect to the Sub-Advisors, the Board considered any differences in performance between the Sub-Advisors’ similarly managed accounts and the portion of the Fund managed by each Sub-Advisor.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds.  The Board noted that the Advisor did not manage any other accounts with a similar strategy.  In reviewing sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by Orinda out of its advisory fee and not directly by the Fund and that the fee rates were the result of arms-length negotiations between Orinda and each Sub-Advisor.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board noted that Orinda had contractually agreed to maintain an annual expense ratio for the Fund of 2.95% for Class A shares and 2.64% for Class I shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio and contractual advisory fee were above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by Orinda from the Fund during the most recent fiscal year were closer to, but still above, the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that Orinda has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Caps and also considered that the advisory fee with Orinda contained a breakpoint.  The Board concluded that there were no further effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISORS AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisors’ financial information and took into account both the direct benefits and the indirect benefits to the Advisors from advising the Fund. The Board considered the profitability to Orinda and the Sub-Advisors from their relationship with the Fund and considered any additional benefits derived by the Advisors from their relationship with the Fund, including benefits received in the form of Rule 12b-1 fees and “soft dollars.”  After such review, the Board determined that the profitability to Orinda and the Sub-Advisors with respect to the Advisory Agreements was not excessive, and that the Advisors have adequate resources and profit levels to support the services they provide to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund, or each Sub-Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor and the sub-advisory arrangements with each Sub-Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the approval of the Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund, and each Sub-Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund, would be in the best interest of the Fund and its shareholders.

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited)

Orinda SkyView Macro Opportunities Fund

At a meeting held on December 4-6, 2012, the Board of Trustees (“Board”) of Advisors Series Trust, (the “Trust”) including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved a new investment sub-advisory agreement (“Sub-Advisory Agreement”) between the Trust, Orinda Asset Management, LLC (“Orinda” or the “Advisor”) and 2100 Xenon Group, LLC (“2100 Xenon” or the “sub-advisor”) for the Orinda SkyView Macro Opportunities Fund (the “Fund”) for a period not to exceed two years.  The Board noted that 2100 Xenon’s parent company would be selling its controlling ownership interest in 2100 Xenon to the firm’s management team at the end of December 2012, which will result in a change in control and the termination of the current sub-advisory agreement.  The Board further noted that Orinda Asset Management, LLC was requesting that the Board approve a new Sub-Advisory Agreement with 2100 Xenon to be in place at the time the change in control occurs and the current sub-advisory agreement terminates.  The Board noted that 2100 Xenon had presented that the change in control will have no impact on the management or operation of the sub-advisor nor will it result in any change in the personnel responsible for management of the Fund.  Furthermore, the Board noted that 2100 Xenon had represented that it will continue to have sufficient financial resources to perform its duties under the Sub-Advisory Agreement.  The Board also considered that the terms and conditions of the proposed Sub-Advisory Agreement with 2100 Xenon are similar in all material respects to the terms and conditions of the previous sub-advisory agreement, including the management fee which is identical, and that the fees payable to 2100 Xenon under the new Sub-Advisory Agreement would not result in an increase in the Fund’s advisory fee levels previously approved by the Fund’s initial shareholders or in an increase in the fee levels retained by Orinda after payment of the sub-advisory fees to the sub-advisors.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Sub-Advisory Agreement:

The Board considered the overall fairness of the Sub-Advisory Agreement and whether the agreement was in the best interest of the Fund.  The Board further considered factors it deemed relevant with respect to the Fund, including, as applicable: (1) the nature, quality and extent of the services provided or to be provided by the sub-advisor to the Fund; (2) the investment  performance of the Fund and its sub-advisor; (3) the costs of the services to be provided and profits to be realized by the sub-advisor and its affiliates from the sub-advisor’s relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale for the benefit of Fund investors; and (5) comparative services rendered and comparative advisory and sub-advisory fee rates.  In addition to the foregoing factors, the Board also discussed whether there were other benefits received by the Advisor, the sub-advisor, or their affiliates, from the sub-advisor’s relationship with the Fund.  The Board concluded that any fall-out benefits resulting from the engagement of the sub-advisor

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

were such that they did not impact the Board’s conclusion that the proposed sub-advisory fees were reasonable.

The Board noted that 2100 Xenon’s fees would be paid entirely by the Advisor so that no additional expenses would be borne by shareholders for the engagement of 2100 Xenon.  The Board considered the scope and quality of services to be provided by the sub-advisor, including the fact that the sub-advisor pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services.  The Board also considered the qualifications and experience of the portfolio managers responsible for managing the sub-advisor’s portion of the Fund.  The Board further considered comparative fees and performance data of other comparable portfolios managed by the sub-advisor.  Based on these considerations, the Board was satisfied, with respect to 2100 Xenon and the Fund that (1) the Fund was reasonably likely to benefit from the nature, quality and extent of the sub-advisor’s services and (2) the sub-advisor’s compensation is fair and reasonable.

In considering the Sub-Advisory Agreement, no single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the sub-advisory arrangement with 2100 Xenon, including sub-advisory fees, were fair and reasonable to the Fund.  The Board therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited)

Orinda SkyView Macro Opportunities Fund

At a meeting held on October 24-25, 2012, the Board of Trustees (“Board”) of Advisors Series Trust, (the “Trust”) including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved a new investment sub-advisory agreement (“Sub-Advisory Agreement”) between the Trust, Orinda Asset Management, LLC (“Orinda” or the “Advisor”) and Crescat Portfolio Management, LLC (“Crescat” or the “sub-advisor”) for the Orinda SkyView Macro Opportunities Fund (the “Fund”) for a period not to exceed two years.  The Board noted that Crescat recently reported a change of control for purposes of the 1940 Act, that Crescat had not retained any of its sub-advisory fees since the termination date of the previous sub-advisory agreement, and that Crescat had not been managing Fund assets since the change in control.  The Board further noted that the terms and conditions of the new sub-advisory agreement with Crescat were identical to the terms and conditions of the previous sub-advisory agreement with Crescat, which the Board last reviewed and approved at its meeting held on March 14-16, 2012.  It was also noted that the fees payable to Crescat under its Sub-Advisory Agreement do not result in an increase in the Fund’s advisory fee levels previously approved by the Fund’s initial shareholders or in an increase in the fee levels retained by Orinda after payment of the sub-advisory fees to the sub-advisors.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the proposed sub-advisor and the services expected to be provided by the proposed sub-advisor to the Fund under the Sub-Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Sub-Advisory Agreement:

The Board considered the overall fairness of the Sub-Advisory Agreement and whether the agreement was in the best interest of the Fund.  The Board further considered factors it deemed relevant with respect to the Fund, including, as applicable: (1) the nature, quality and extent of the services provided or to be provided by the sub-adviser to the Fund; (2) the investment  performance of the Fund and its sub-adviser; (3) the costs of the services to be provided and profits to be realized by the sub-advisor and its affiliates from the sub-adviser’s relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale for the benefit of Fund investors; and (5) comparative services rendered and comparative advisory and sub-advisory fee rates.  In addition to the foregoing factors, the Board also discussed whether there were other benefits received by the Advisor, the sub-advisor, or their affiliates, from the sub-advisor’s relationship with the Fund.  The Board concluded that any fall-out benefits resulting from the engagement of the sub-advisor were such that they did not impact the Board’s conclusion that the proposed sub-advisory fees were reasonable.

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that Crescat’s fees would be paid entirely by the Advisor so that no additional expenses would be borne by shareholders for the engagement of Crescat.  The Board considered the scope and quality of services to be provided by the sub-advisor, including the fact that the sub-advisor pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services.  The Board also considered the qualifications and experience of the portfolio managers responsible for managing the sub-advisor’s portion of the Fund.  The Board further considered comparative fees and performance data of other comparable portfolios managed by the sub-advisor.  Based on these considerations, the Board was satisfied, with respect to Crescat and the Fund, that (1) the Fund was reasonably likely to benefit from the nature, quality and extent of the sub-advisor’s services and (2) the sub-advisor’s compensation is fair and reasonable.

In considering the Sub-Advisory Agreement, no single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the sub-advisory arrangement with Crescat, including sub-advisory fees, were fair and reasonable to the Fund.  The Board therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited)

Orinda SkyView Macro Opportunities Fund

At a meeting held on September 18-20, 2012, the Board of Trustees of Advisors Series Trust, (the “Trust”) including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved an initial investment sub-advisory agreement (“Sub-Advisory Agreement”) between the Trust, Orinda Asset Management, LLC (the “Advisor”) and Covenant Financial Services, LLC (“Covenant” or the “sub-advisor”) for the Orinda SkyView Macro Opportunities Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the proposed sub-advisor and the services expected to be provided by the proposed sub-advisor to the Fund under the Sub-Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Sub-Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things: (1) the nature, quality and extent of the services provided or to be provided by the sub-adviser to the Fund; (2) the investment  performance of the Fund and its sub-adviser; (3) the costs of the services to be provided and profits to be realized by the sub-advisor and its affiliates from the sub-adviser’s relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale for the benefit of Fund investors; and (5) comparative services rendered and comparative advisory and sub-advisory fee rates.  In addition to the foregoing factors, the Board also discussed whether there were other benefits received by the Advisor, the sub-advisor, or their affiliates, from the sub-advisor’s relationship with the Fund.  The Board concluded that any fall-out benefits resulting from the engagement of the sub-advisor were such that they did not impact the Board’s conclusion that the proposed sub-advisory fees were reasonable.

The Board noted that Covenant’s fees would be paid entirely by the Advisor so that no additional expenses would be borne by shareholders for the engagement of Covenant.  The Board considered the scope and quality of services to be provided by the sub-advisor, including the fact that the sub-advisor pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services.  The Board also considered the qualifications and experience of the portfolio managers responsible for managing the sub-advisor’s portion of the Fund.  The Board further considered comparative fees and performance data of other comparable portfolios managed by the sub-advisor.  Based on these considerations, the Board was satisfied, with respect to Covenant and the Fund, that (1) the Fund was reasonably likely to benefit from the nature, quality and extent of the sub-advisor’s services and (2) the sub-advisor’s compensation is fair and reasonable.

In considering the Sub-Advisory Agreement, no single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based their

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the sub-advisory arrangement with Covenant, including sub-advisory fees, were fair and reasonable to the Fund.  The Board therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2013	FYE 2/29/2012
Audit Fees	$33,800	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2013	FYE 2/29/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2013	FYE 2/29/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date  May 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date  May 6, 2013

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date  May 6, 2013

* Print the name and title of each signing officer under his or her signature.